UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Online Resources Corporation

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ONLINE RESOURCES CORPORATION
4795 Meadow Wood Lane, Suite 300
Chantilly, VA 20151
April 4, 2005
Dear Stockholder:
      On behalf of the Board of Directors and management, I cordially invite you to attend our 2005 Annual Meeting of Stockholders to be held at 2:00 P.M. (EST) on Wednesday, May 4, 2005 at the Harvard Club of New York, 27 East 44th Street, New York, NY 10036. The attached notice of annual meeting and proxy statement describe the business we will conduct at the meeting and provide information about Online Resources Corporation that you should consider when you vote your shares.
      When you have finished reading the proxy statement, please promptly vote your shares by marking, signing, dating and returning the proxy card in the enclosed envelope. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Sincerely,

Matthew P. Lawlor
Chairman of the Board and
Chief Executive Officer

ONLINE RESOURCES CORPORATION
4795 Meadow Wood Lane, Suite 300
Chantilly, VA 20151
NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS
The Stockholders of Online Resources Corporation:
Notice is hereby given that the Annual Stockholders Meeting of Online Resources Corporation (the “Company”) will be held on Wednesday, May 4, 2005, at 2:00 P.M. (EST) at the Harvard Club of New York, 27 East 44th Street, New York, NY 10036, for the following purposes:

1.	To elect three Directors to serve three-year terms expiring in 2008.

2.	To approve the amendment of the Company’s Certificate of Incorporation to increase the number authorized shares of common stock from 35,000,000 to 70,000,000 and eliminate the existence of the Company’s Series A Convertible Preferred Stock.

3.	To approve and adopt the Company’s 2005 Restricted Stock and Option Plan.

4.	To ratify the appointment of Ernst & Young LLP as the company’s independent public accountants for the year ending December 31, 2005.

5.	To consider any other business that is properly presented at the meeting.
WHO MAY VOTE:
      Stockholders of record at the close of business on March 23, 2005, are the only stockholders entitled to notice of and to vote at the Annual Stockholders Meeting. A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of our Secretary at 4795 Meadow Wood Lane, Suite 300, Chantilly, VA 20151.

BY ORDER OF THE BOARD OF DIRECTORS

Catherine A. Graham
Executive Vice President,
Chief Financial Officer and Secretary
Dated April 4, 2005

TABLE OF CONTENTS

Page

General information about the annual meeting	1
Security ownership of certain beneficial owners and management	5
Equity compensation plan information	6
Management	7
The Board of Directors	7
Committees of the Board of Directors and meetings	8
Stockholder communications with the Board	9
Audit Committee financial expert	10
Compensation of Directors	10
Executive officers who are not Directors	10
Executive compensation	11
Summary compensation table	11
Options granted in our last fiscal year	11
Aggregated option exercises in last fiscal year and fiscal year-end option values	12
Change-in-control arrangements	12
Performance graph	13
Report of Compensation Committee on executive compensation	14
Report of Audit Committee	16
Section 16(a) beneficial ownership reporting compliance	17
Item 1 — Election of Directors	18
Item 2 — Amendment to Certificate of Incorporation to increase the number of authorized shares of common stock and eliminate the Series A convertible preferred stock	19
Item 3 — Approval of 2005 Restricted Stock and Option Plan	22
Item 4 — Ratification of selection of independent public accountants	29
Code of conduct and ethics	30
Other matters	30
Stockholder proposals	30
Online Resources Corporation 2005 Restricted Stock and Option Plan	Appendix A
Text of Amendment to Certificate of Incorporation	Appendix B

ONLINE RESOURCES CORPORATION
4795 Meadow Wood Lane, Suite 300
Chantilly, VA 20151
703-653-3100

PROXY STATEMENT FOR ONLINE RESOURCES CORPORATION
2005 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION ABOUT THE ANNUAL MEETING
Why Did You Send Me this Proxy Statement?
      We sent you this proxy statement and the enclosed proxy card because Online Resources Corporation’s Board of Directors is soliciting your proxy to vote at the 2005 annual meeting of stockholders and any adjournments of the meeting. This proxy statement summarizes the information you need to know to vote at the annual meeting. You do not need to attend the annual meeting to vote your shares. Instead, you may vote your shares by marking, signing, dating and returning the enclosed proxy card.
      On April 4, 2005, we began sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card to all stockholders entitled to vote at the meeting. Only stockholders who owned Online Resources Corporation common stock at the close of business on March 23, 2005 are entitled to vote at the annual meeting. On this record date, there were [     ] shares of Online Resources Corporation common stock outstanding. Online Resources Corporation common stock is our only class of voting stock for purposes of this annual meeting. Along with this proxy statement, we are sending our 2004 annual report, which includes our financial statements for the year ended December 31, 2004.
How Many Votes Do I Have?
      Each share of Online Resources Corporation common stock that you own entitles you to one vote.
How Do I Vote?
      Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, American Stock Transfer and Trust Company, or you have stock certificates, you may vote:

•	By mail. Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board of Directors.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.
      If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•	In person at the meeting. Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to vote at the meeting unless you have a proxy card from your broker.

How Does the Board of Directors Recommend That I Vote on the Proposals?
      The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for Director;

•	“FOR” the amendment to the Company’s Certificate of Incorporation;

•	“FOR” the adoption of the 2005 Restricted Stock and Option Plan; and

•	“FOR” ratification of the selection of our independent auditors for our year ending December 31, 2005.
      If any other matter is presented at the annual meeting, your proxy will vote your shares in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that are to be acted on at the annual meeting, other than those discussed in this proxy statement.
May I Revoke My Proxy?
      If you give us your proxy, you may revoke it at any time before the meeting. You may revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it as instructed above;

•	notifying the Company’s Secretary in writing before the annual meeting that you have revoked your proxy; or

•	attending the meeting in person and voting in person. Attending the meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.
What Constitutes a Quorum for the Meeting?
      The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock at the record date is necessary to constitute a quorum at the meeting. Votes of stockholders of record who are present at the meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.
What if I Receive More Than One Proxy Card?
      You may receive more than one proxy card or voting instruction form if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” for each account to ensure that all of your shares are voted.
Will My Shares be Voted if I Do Not Return My Proxy Card?
      If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the meeting as described above under “How Do I Vote?”
      If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority to vote your unvoted shares on both Proposals 1 and 4 even if it does not receive instructions from you. We encourage you to provide voting instructions. This ensures your shares will be voted at the meeting in the manner you desire. If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote”.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes) will be elected. Abstentions are not counted for purposes of electing directors. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve Amendment to Certificate of Incorporation	The affirmative vote of a majority of the Company’s outstanding common stock is required to approve the amendment to the Company’s Certificate of Incorporation. Abstentions and broker non-votes will be treated as votes against this proposal.

Proposal 3: Approve the 2004 Restricted Stock and Option Plan	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve the 2005 Restricted Stock and Option Plan. Abstentions will be treated as votes against this proposal. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal, therefore, any shares not voted by a customer will be treated as a broker non-vote, such broker non-votes will have no effect on the results of this vote.

Proposal 4: Ratify Selection of Auditors	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to ratify the selection of independent auditors. Abstentions will be treated as votes against this proposal. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent accountants. However, if our stockholders do not ratify the selection of Ernst & Young LLP as our independent accountants for 2005, our Audit Committee of our Board of Directors will reconsider its selection.
Is Voting Confidential?
      We will keep all the proxy cards, ballots and voting tabulations private. We only let our Inspectors of Election and American Stock Transfer and Trust Company, our transfer agent, examine these documents. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or elsewhere. Our practice is not to attribute a stockholder’s identity to their comments.

What Are the Costs of Soliciting these Proxies?
      We will pay all of the costs of soliciting these proxies, including expenses in connection with preparing and mailing this proxy statement. We have retained Automatic Data Processing, Inc. to assist our Board of Directors in the distribution of proxy materials for a fee of $7,600, plus reimbursement of out-of-pocket expenses. We have also retained Georgeson Shareholder Communications, Inc. to assist our Board of Directors in the solicitation of votes for a fee of $6,500, plus reimbursement of out-of-pocket expenses. Automatic Data Processing, Inc. will reimburse brokerage firms and other persons representing beneficial owners of our common stock for their expenses in forwarding proxy materials to such beneficial owners, and we will reimburse Automatic Data Processing, Inc. for the expenses. Our Directors and employees also may solicit proxies using the Internet, telephone, fax, email or in person. We will not pay our employees and Directors any additional compensation for these services.
Attending the Annual Meeting
      The annual meeting will be held at 2:00 P.M. (EST) on Wednesday, May 4, 2005 at the Harvard Club of New York, 27 East 44th Street, New York, NY 10036. When you arrive at the Harvard Club of New York, signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.
Voting
      To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the annual meeting in person. If you attend the annual meeting, you may also submit your vote in person, and any previous votes that you submitted, will be superseded by the vote that you cast at the annual meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
      The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 3, 2005 for (a) the executive officers named in the Summary Compensation Table on page 11 of this proxy statement, (b) each of our Directors and Director nominees, (c) all of our current Directors and executive officers as a group and (d) each stockholder known by us to own beneficially more than 5% of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. We deem shares of common stock that may be acquired by an individual or group within 60 days of March 3, 2005 pursuant to the exercise of options or warrants or the conversion of other securities to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the owners of our common stock named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders. Percentage of ownership is based on 19,417,266 shares of common stock outstanding on March 3, 2005.

	Shares Beneficially
	Owned(1)

Name and Address**	Number	Percent

Bruce Bent Associates, Inc.(2)	974,762	5.0%
303 Evernia Street, Suite 301
West Palm Beach, FL 33401
Century Capital Management LLC(3)
100 Federal Street	1,005,252	5.2%
Boston, MA 02110
Federated Investors, Inc.(4)	2,782,118	14.3%
1001 Liberty Avenue
Pittsburgh, PA 15222
Jon D. Gruber(5)	989,879	5.1%
50 Osgood Place, Penthouse
San Francisco, CA 94133
Matthew P. Lawlor(6)	1,858,870	9.4%
Stephen S. Cole	—	*
Edward E. Furash(7)	10,512	*
Michael H. Heath(8)	79,184	*
Ervin R. Shames(9)	59,796	*
Joseph J. Spalluto(10)	68,095	*
William H. Washecka(11)	5,808	*
Barry D. Wessler(12)	38,318	*
Raymond T. Crosier(13)	412,917	2.1%
Catherine A. Graham(14)	83,511	*
All directors and current executive officers as a group (10 persons)(15)	2,617,011	12.8%

*	Represents beneficial ownership of less than 1% of the outstanding shares of our common stock.

**	Addresses are given for beneficial owners of more than 5% of the outstanding common stock only. Addresses for our Directors and executive officers is c/o Online Resources Corporation, 4795 Meadow Wood Lane, Suite 300, Chantilly, VA 20151.

(1)	Attached to each share of common stock is a preferred share purchase right to acquire one one-hundredth of a share of our series B junior participating preferred stock, par value $.01 per share, which preferred share purchase rights are not presently exercisable.

(2)	This information is based solely on a Schedule 13G filed by Bruce Bent Associates, Inc. with the Securities and Exchange Commission on February 14, 2005. Bruce Bent Associates, Inc., in its capacity as investment advisor, may be deemed the beneficial owner of these shares, which are owned by investment advisory client(s). To our knowledge no such client is known to have such right or power with respect to more than five percent of the common stock outstanding.

(3)	This information is based solely on a Schedule 13G filed by Century Capital Management LLC with the Securities and Exchange Commission on February 14, 2005. Century Capital Management LLC, in its capacity as investment advisor, may be deemed the beneficial owner of these shares, which are owned by investment advisory client(s). To our knowledge no such client is known to have such right or power with respect to more than five percent of the common stock outstanding.

(4)	This information is based solely on a Schedule 13G filed by Federated Investors, Inc. with the Securities and Exchange Commission on February 11, 2005. Federated Investors, Inc. may be deemed the beneficial owner of these shares.

(5)	This information is based solely on a Schedule 13G filed by Jon D. Gruber with the Securities and Exchange Commission on February 11, 2005. Jon D. Gruber may be deemed the beneficial owner of these shares.

(6)	Includes 420,290 shares of common stock issuable upon exercise of options to purchase common stock. Of the total shares, 25,328 shares are held by the Rosemary K. Lawlor Trust, 55,957 shares are held by the Rosemary K. Lawlor Irrevocable Trust and 55,956 shares are held by the Matthew P. Lawlor Irrevocable Trust. Mr. Lawlor disclaims beneficial ownership of the shares his irrevocable trust holds.

(7)	Includes 9,512 shares issuable upon exercise of options to purchase common stock.

(8)	Includes 59,266 shares issuable upon the exercise of options to purchase common stock.

(9)	Includes 47,796 shares issuable upon the exercise of options to purchase common stock.

(10)	Includes 45,390 shares issuable upon the exercise of options to purchase common stock.

(11)	Represents 5,808 shares issuable upon the exercise of options to purchase common stock.

(12)	Includes 34,309 shares issuable upon the exercise of options to purchase common stock.

(13)	Includes 307,762 shares issuable upon the exercise of options to purchase common stock. Of the total shares, 6,250, 1,150 and 1,400 shares are held of record by Deborah Crosier (Mr. Crosier’s wife), William Crosier, II (Mr. Crosier’s son) and Jennifer Crosier (Mr. Crosier’s daughter), respectively.

(14)	Represents 83,511 shares issuable upon the exercise of options to purchase common stock.

(15)	Includes 1,013,644 shares issuable upon the exercise of options to purchase common stock. See also notes 6 through 14 above for further details concerning such options.
EQUITY COMPENSATION PLAN INFORMATION
      The following table sets forth the aggregate information of the Company’s equity compensation plans in effect as of December 31, 2004.

Number of securities remaining
	Number of securities		available for future issuance
	to be issued upon	Weighted-average	under equity compensation
	exercise of	exercise price of	plans (excluding securities
	outstanding options	outstanding options	reflected in column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders(1)	2,306,443	$8.11	—
Equity compensation plans not approved by security holders(2)	2,821,657	$3.67	265,281

(1)	Includes 645,838 options under the Company’s 1989 option plan and 1,660,605 options under the Company’s 1999 option plan.

(2)	Issued under the Company’s 1999 option plan.

MANAGEMENT
The Board of Directors
      Our bylaws provide that our business is to be managed by or under the direction of our Board of Directors. The members of our Board of Directors are divided into three classes for purposes of election. Our practice has been to elect one class, representing about one-third of the members of the Board, at each annual meeting of stockholders to serve for a three-year term. Our Board of Directors currently consists of eight members, classified into three classes as follows: (1) Matthew P. Lawlor, Ervin R. Shames, and Barry D. Wessler constitute a class with a term ending at the 2007 annual meeting; (2) Michael H. Heath and Edward E. Furash constitute a class with a term ending at the 2006 annual meeting and (3) William H. Washecka, Stephen S. Cole and Joseph J. Spalluto constitute a class with a term ending at the upcoming 2005 annual meeting.
      On March 2, 2005, our Board of Directors voted to nominate William H. Washecka, Stephen S. Cole and Joseph J. Spalluto for election at the annual meeting for a term of three years. If Mr. Washecka, Mr. Cole and Mr. Spalluto are elected by the stockholders at the annual meeting to serve on the Board, they will serve until the 2008 annual meeting of stockholders, and until their successors are elected and qualified.
      Set forth below are the names of the Directors whose terms do not expire this year and the persons nominated for election to the Board of Directors at the annual meeting, their ages, their offices in the company, if any, their principal occupations or employment for the past five years, the length of their tenure as Directors and the names of other public companies in which such persons hold directorships.

Name	Age	Position

Matthew P. Lawlor	57	Chairman of the Board and Chief Executive Officer
Stephen S. Cole	49	Director nominee
Edward E. Furash (1)(2)(4)	70	Director
Michael H. Heath (3)	63	Director
Ervin R. Shames (1)(4)	64	Director
Joseph J. Spalluto (2)(4)	45	Director
William H. Washecka (3)	57	Director
Barry D. Wessler (3)	61	Director

(1)	Member of the Compensation Committee

(2)	Member of the Corporate Governance Committee

(3)	Member of the Audit Committee

(4)	Member of the Corporate Finance Committee
      Matthew P. Lawlor is a co-founder of Online Resources and has served as chairman and chief executive officer since March 1989. He formerly served with Chemical Bank (now JP Morgan Chase), where he headed a regional consumer branch division and the bank’s international equity investment company. He also founded a venture development firm and served in the White House Office of Management and Budget. Mr. Lawlor is active in industry affairs and formerly chaired the eFinancial Enablers Council, a group of senior Internet executives whose firms serve the banking industry. Mr. Lawlor has a BS in mechanical engineering from the University of Pennsylvania and a MBA from Harvard University.
      Stephen S. Cole is not currently a director of the Company and has served as the president and chief executive officer of YMCA of Metropolitan Chicago since June 15, 2001. From 1986-2001, Mr. Cole was president and chief executive officer of Cash Station, Inc., an electronic banking company. Previously, Mr. Cole served in a variety of management positions for 14 years at First National Bank of Chicago. He serves as a director emeritus of Electronic Funds Transfer Association and as a director of EPAY, Inc. and Optiscan Technologies, Inc. Mr. Cole received a BA from Lake Forest College.

      Edward E. Furash has been a director since July 2003 and since 1998 has been the chairman of Monument Financial Group, LLC, a boutique merchant banking firm specializing in financial services companies. He is co-founder and former chairman and chief executive officer of Treasury Bank, N.A., an Internet-based financial institution. He is also the founder of Furash & Company, a management consulting firm to the financial services industry. He serves on the board of advisors of the American Association of Bank Directors, and is a director of both Pennsylvania Business Bank and City First, a community development bank. Mr. Furash has a BA from Harvard University and a MBA from the University of Pennsylvania.
      Michael H. Heath has been a director since March 1989 and since 1991 has been the president of Convention Guides, a publisher of city guidebooks. He served as president of Online Resources from January 1995 to October 1997. Mr. Heath also served as president of MediaNews, which owned the Denver Post and the Houston Post, and held several senior management positions with Chemical Bank. Mr. Heath received his BA from Williams College and a MBA from Harvard University.
      Ervin R. Shames has been a director since January 2000 and is currently a visiting lecturer in consumer marketing at the University of Virginia’s Darden School of Business. From 1993 to 1995, Mr. Shames served as president and chief executive officer of Borden, Inc., a consumer marketing company. Previously, he served as president of both General Foods USA and Kraft USA. He also served as chairman, president and chief executive officer of Stride Rite Corporation. Mr. Shames is currently serving on the boards of directors of Select Comfort Corporation and Choice Hotels. Mr. Shames holds a BS/ BA from the University of Florida and a MBA from Harvard University.
      Joseph J. Spalluto has been a director since May 1995 and is since 1981 has been a managing director of corporate finance for Keefe Bruyette & Woods, Inc., an investment banking firm specializing in the financial services industry. Mr. Spalluto received a BA from Amherst College and a JD from the University of Connecticut School of Law.
      William H. Washecka has been a director since February 2004 and since November, 2004, has served as chief financial officer of Prestwick Pharmaceuticals, which specializes in therapies for central nervous system disorders. From 2001 until 2002, Mr. Washecka served as chief financial officer for USinternetworking, Inc., an enterprise and e-commerce software service provider. Previously, Mr. Washecka was a partner with Ernst & Young LLP, which he joined in 1972. Mr. Washecka serves on the board of directors of Visual Networks, Inc. and Audible, Inc. He has a BS in accounting from Bernard Baruch College of New York and completed the Kellogg Executive Management Program. Mr. Washecka is a certified public accountant.
      Barry D. Wessler has been a director since May 2000 and since 1995 has been a computer and communications consultant. Previously, Dr. Wessler co-founded GTE Telenet, an early packet switch service company (now Sprint Data). He also served as president of Plexsys International, a cellular telephone infrastructure manufacturer, and NetExpress, an international facsimile network company. In the 1960’s, while at the Advanced Research Projects Agency, Dr. Wessler directed research for ARPANet, the forerunner of the Internet. Dr. Wessler has a BSEE and MSEE from MIT and a Ph.D. in Computer Science from the University of Utah.
      Our Board of Directors has determined that all of its members, with the exception of Matthew P. Lawlor, are independent under the current independence standards promulgated by the Securities and Exchange Commission and by the Nasdaq Stock Market.
Committees of the Board of Directors and Meetings
      Meeting Attendance. During the fiscal year ended December 31, 2004 there were 5 meetings of our Board of Directors, and the various committees of the Board met a total of 19 times. The Board of Directors has Corporate Finance, Compensation, Audit and Corporate Governance committees. No Director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during 2004.
      Compensation Committee. Our Compensation Committee met 5 times during fiscal 2004. During fiscal 2004 the committee had three members, Ervin R. Shames (Chairman), David A. O’Connor and Edward E.

Furash. All members of the Compensation Committee qualify as independent under the definition promulgated by the Nasdaq Stock Market. Our Compensation Committee reviews, approves and makes recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. For example, the Compensation Committee recommends the compensation arrangements for senior management and directors. The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, and shall conduct its decision making process with respect to that issue without the chief executive officer present. Our Board of Directors has adopted a charter for the Committee, which is available at http://www.orcc.com. Please also see the report of the Compensation Committee set forth on pages 14 and 15 of this proxy statement.
      Corporate Governance Committee. Our Corporate Governance Committee met 5 times during fiscal 2004. During fiscal 2004 the committee had three members, David A. O’Connor (Chairman), Ervin R. Shames and Edward E. Furash. All members of the Nominating Committee qualify as independent under the definition promulgated by the Nasdaq Stock Market. Our Corporate Governance Committee recommends candidates for nomination by the Board for election as Directors. The Nominating Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. In evaluating and determining whether to nominate a candidate for a position on the Company’s Board, the Committee will consider the criteria outlined in the Company’s corporate governance policy, which include high professional ethics and values, relevant management experience and a commitment to enhancing stockholder value. In evaluating candidates for nomination, the Committee utilizes a variety of methods. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2005 Annual Meeting of Stockholders using the procedures set forth in the Company’s By-laws, it must follow the procedures described in “Stockholder Proposals and Nominations For Director.” If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating Committee, it should submit a recommendation to our Secretary at the address set forth on the first page of this proxy statement, indicating the nominee’s qualifications and other relevant biographical information and providing confirmation of the nominee’s consent to serve as a Director. The committee also reviews and recommends to the Board the role and composition of other Board committees and corporate governance practices. Our Board of Directors has adopted a charter for the Committee, which is available at http://www.orcc.com.
      Audit Committee. Our Audit Committee met 9 times during fiscal 2004. During fiscal 2004 the committee had four independent members, Michael H. Heath (Chairman), William H. Washecka and Barry D. Wessler. Our Audit Committee has the authority to retain and terminate the services of our independent accountants, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. Please also see the report of the Audit Committee set forth on page 16 of this proxy statement. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and by the Nasdaq Stock Market, as such standards apply specifically to members of audit committees. The Audit Committee is governed by a written charter approved by the Board of Directors, which is available at http://www.orcc.com.
      Corporate Finance Committee. Our Corporate Finance Committee was established in October 2004 and did not meet during fiscal 2004. During fiscal 2004 the committee had three independent members, Joseph J. Spalluto (Chairman), Edward E. Furash and Ervin R. Shames. Our Corporate Finance Committee advises the Board of Directors on mergers and acquisitions and capital formation.
Stockholder Communications with the Board
      Generally, stockholders who have questions or concerns should contact Beth Halloran at (703) 653-2248, however, any stockholders who wish to address questions regarding our business directly with the Board of Directors, including the non-management directors, should direct his or her questions to the Online Resources Corporation Board of Directors, c/ o Corporate Secretary, Online Resources Corporation, 4795 Meadow Wood Lane, Suite 300, Chantilly, Virginia 20151. The Corporate Secretary has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Corporate Secretary will submit your correspondence to the Chairman of the Board or to any specific director to whom the correspondence is directed.
Audit Committee Financial Expert
      The Board has determined that Michael H. Heath, Joseph J. Spalluto and William H. Washecka qualify as an “audit committee financial expert” as the Securities and Exchange Commission has defined that term in Item 401 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.
Compensation of Directors
      Each non-employee Director receives annually (i) a fee of $16,800, (ii) an additional fee of $3,000 for each Board Committee on which he or she serves as the Chairperson, (iii) an additional fee of $1,500 if he or she serves on the Audit Committee, (iv) an option to purchase shares of common stock with a fair market value of $11,200 (with an exercise price at the fair market value of the common stock at the time of grant), (v) an additional option to purchase shares of common stock with a fair market value of $2,000 for each Board Committee on which he serves as the Chairperson, and (vi) an additional option to purchase shares of common stock with a fair market value of $1,000 if he or she serves on the Audit Committee. The $16,800, $3,000 and $1,500 fees are paid in quarterly installments. The stock options are granted at the time of the annual meeting and vest over the course of one year. We reimburse Directors for expenses they incur in connection with attending Board and Committee meetings. The employee Director does not receive any compensation for his participation in Board or Committee meetings.
Executive Officers Who Are Not Directors
      The following table sets forth certain information regarding our executive officers who are not also members of the Board of Directors. All of our executive officers are at-will employees.

Name	Age	Position

Raymond T. Crosier	50	President and Chief Operating Officer
Catherine A. Graham	44	Executive Vice President, Chief Financial Officer and Secretary
      Raymond T. Crosier joined Online Resources Corporation in January 1996 and initially served as our Senior Vice President of Client Services. In January 2001 he was elected as our President and Chief Operating Officer. He is responsible for managing our day-to-day operations. He has 24 years of experience with the financial services industry. Before joining us, he served as Vice President of Sales and Customer Service for TeleCheck International, a check verification and guarantee firm, from 1990 to 1996. TeleCheck was a subsidiary of First Financial Management Corp., which later merged with First Data Corp. He served in a variety of other management positions at TeleCheck, including its national account division from 1989 to 1990 and its regional marketing divisions from 1977 to 1989. Mr. Crosier received a BA in Psychology from the University of Virginia.
      Catherine A. Graham joined Online Resources Corporation in March 2002 and currently serves as Executive Vice President, Chief Financial Officer and Secretary. She is responsible for general financial management with particular attention paid to broadening the investor base and exploring strategic business opportunities. She has 20 years of professional experience in financial disciplines, including technology, restaurant and banking companies. Ms. Graham most recently served as Chief Financial Officer of VIA NET.WORKS, Inc., a publicly-held Internet service provider serving the international ISP markets with subsidiaries in multiple countries. From 1996 to 1998, she served as Vice President of Finance and Investor Relations Officer for Yurie Systems. Prior to her position with Yurie Systems, she served as Chief Financial Officer for Davco Restaurants, Inc., which was then the largest franchiser of Wendy’s restaurants with over

14,000 employees. Ms. Graham received a BA in Economics from the University of Maryland and a MBA from Loyola College.
EXECUTIVE COMPENSATION
Summary Compensation Table
      The following table shows information about compensation we paid or accrued during the three years ended December 31, 2004, December 31, 2003 and December 31, 2002 with respect to (1) our Chief Executive Officer, and our (2) two other executive officers who earned more than $100,000 during the year ended December 31, 2004.

				Long-Term
				Compensation

	Annual Compensation			Securities
Name and Principal Position				Underlying	All Other
(at December 31, 2004)	Year	Salary	Bonus	Options	Compensation(1)

Matthew P. Lawlor	2004	$234,571	$116,420	9,300	$—
Chief Executive Officer and	2003	$209,839	$101,278	26,750	$36
Chairman of the Board	2002	$158,239	$15,114	208,582	$840
Raymond T. Crosier	2004	$201,436	$101,929	8,000	$—
President and Chief Operating Officer	2003	$193,639	$89,363	23,250	$36
	2002	$164,541	$13,336	150,700	$840
Catherine A. Graham(2)	2004	$188,189	$92,936	6,000	$—
Executive Vice President, Chief	2003	$182,464	$80,427	6,000	$36
Financial Officer and Secretary	2002	$137,388	$9,001	148,402	$840

(1)	Consists of premium amount paid by us for group life insurance on behalf of each of the named executive officers.

(2)	Ms. Graham commenced employment with us on March 18, 2002.
Option Grants in Our Last Fiscal Year
      The following table shows grants of stock options that we made during the year ended December 31, 2004 to each of the executive officers named in the Summary Compensation Table.

	Individual Grants				Potential Realizable
					Value at Assumed
	Number of	% of Total			Annual Rates of Stock
	Securities	Options	Exercise		Price Appreciation for
	Underlying	Granted to	of Base		Option Term(2)
	Options	Employees in	Price	Expiration
Name	Granted(1)	Fiscal Year	($/Share)	Date(3)	5%	10%

Matthew P. Lawlor	9,300	1.9%	$8.59	12/31/2014	$34,183	$101,750
Raymond T. Crosier	8,000	1.6%	$8.59	12/31/2014	$29,405	$87,527
Catherine A. Graham	6,000	1.6%	$8.59	12/31/2014	$22,053	$65,645

(1)	The options were granted pursuant to our 1999 Stock Option Plan.

(2)	In accordance with the rules of the SEC, we show in these columns the potential realizable value over the term of the option (the period from the grant date to the expiration date). We calculate this assuming that the fair market value of our common stock on the date of grant appreciates at the indicated annual rate, 5% and 10% compounded annually, for the entire term of the option and that the option is exercised and sold on the last day of its term for the appreciated stock price. These amounts are based on assumed rates of appreciation and do not represent an estimate of our future stock price. Actual gains, if any, on stock option exercises will depend on the future performance of our common stock, the optionholder’s continued employment with us through the option exercise period, and the date on which the option is exercised.

(3)	Stock options vest immediately upon grant.
Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option Values
      The following table shows information regarding exercises of options to purchase our common stock by each executive officer named in the Summary Compensation Table during the fiscal year ended December 31, 2004. The table also shows the aggregate value of options held by each executive officer named in the Summary Compensation Table as of December 31, 2004. The value of the unexercised in-the-money options at fiscal year end is based on a value of $7.53 per share, the closing price of our common stock listed on the NASDAQ National Market System on December 31, 2004 (the last trading day of our fiscal year), less the per share exercise price.

			Number of Securities		Value of the Unexercised In-
	Shares		Underlying Unexercised		The-Money Options
	Acquired		Options at Fiscal Year-End		at Fiscal Year-End
	on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

Matthew P. Lawlor	—	$—	393,462	151,077	$1,052,905	$682,961
Raymond T. Crosier	—	—	313,773	106,929	$817,842	$482,469
Catherine A. Graham	—	—	59,261	105,141	$195,240	$455,261
Change in Control Arrangements
      The outstanding option agreements issued under our 1999 Stock Option Plan provide for acceleration of the vesting of options upon or in connection with a change in control.

Performance Graph
      The following graph compares the annual percentage change in our cumulative total stockholder return on our common stock during a period commencing on June 4, 1999, the date of the initial public offering of our common stock, and ending on December 31, 2004 (as measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between our share price at the end and the beginning of the measurement period; by (ii) our share price at the beginning of the measurement period) with the cumulative total return of the Nasdaq Stock Market and the Interactive Week Internet Index (IIX) during such period. We have not paid any dividends on our common stock, and we do not include dividends in the representation of our performance. The stock price performance on the graph below does not necessarily indicate future price performance. Prior to June 4, 1999, shares of our common stock were not publicly traded. Comparative data is provided only for the period since that date. This graph is not “soliciting material,” is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any of our filings under the Securities Act of 1993 or the Securities Exchange Act of 1934 whether made before or after the date of this proxy statement irrespective of any general incorporation by reference in any such filing. Information used on the graph was obtained from the NASDAQ Online and Interactive Week, sources we believe to be reliable, but we are not responsible for any errors or omissions in such information.
Comparison of Cumulative Total Return Among the Company,
Nasdaq Stock Market and Interactive Internet Week Index

REPORT OF COMPENSATION COMMITTEE
ON EXECUTIVE COMPENSATION
      This report is submitted by the Compensation Committee, which is responsible for establishing and administering our executive compensation policies and stock option plans. This Committee is composed of Ervin R. Shames, Edward E. Furash and David A. O’Connor, none of whom is an employee of the Company. This report addresses the compensation policies for fiscal year 2004 as they affected Matthew P. Lawlor, in his capacity as Chief Executive Officer, and our other executive officers.
      The Compensation Committee makes recommendations to the Board of Directors concerning the compensation and benefits of our Directors, executive officers and key employees, and acts on such other matters relating to their compensation as it deems appropriate. The Compensation Committee administers our 1999 Stock Option Plan, pursuant to which incentive stock options and non-statutory stock options may be granted to eligible employees, Directors and consultants. The Compensation Committee also administers our executive and key employee incentive plan, pursuant to which eligible employees may be granted incentive compensation for achievement of company performance targets.
      Compensation Objectives. The Compensation Committee considers the following objectives in setting base salary and benefits and some of the following objectives in determining bonuses and long-term incentives for executives:

•	establishing base salaries at a competitive average within the e-financial services industry, which is targeted at the mid-point (50th percentile) of current market job classifications;

•	rewarding the achievement of our annual and long-term strategic goals;

•	retaining and attracting executive officers by offering competitive compensation and benefits at a competitive level with other executives in the e-financial services industry; and

•	providing motivation for the executive officers to enhance stockholder value by linking a portion of the compensation package to the performance of our common stock.
      Executive Compensation Program Components. The three principal components of executive compensation are annual base salary, annual incentive bonuses, and long-term incentive compensation under our 1999 Stock Option Plan. Each of these components is discussed as follows:
      Annual Base Salary. The Compensation Committee’s recommendations regarding the annual base salary of our executive officers, including the compensation of the Chairman of the Board and Chief Executive Officer, are based on a number of factors, including each executive officers’ experience and qualifications, the potential impact of the individual on our performance, the level of skill and responsibilities and the other factors described above. Base salaries are reviewed annually, and the Compensation Committee seeks to set executive officer base salaries at competitive levels in relation to the companies with which we compete for executives. Average base salaries for the executive officers increased 7% in 2004.
      Annual Incentive Bonuses. The Company’s annual incentive bonus program is designed to provide a direct financial incentive to our executive officers, including the Chief Executive Officer, as well as other key employees, for achievement of specific Company performance goals. During the fiscal year ending 2004 the incentive bonus program was comprised of cash. Consistent with our executive and key employee incentive program, at the beginning of each fiscal year, the Compensation Committee determines:

•	The employees by grade level that are eligible to participate in the plan for the year;

•	The annual corporate performance goals for the year; and

•	For each eligible employee, the target bonus level as a percentage of base compensation.
      In fiscal 2004, the Compensation Committee established incentive bonus compensation for executive officers and other key employees based on our targeted operating earnings. The average bonus earned under the Plan in 2004 by the three executive officers was 50% of their base salaries. The average maximum targeted bonus that can be earned under the Plan by the three executive officers is 70% of their base salaries. The

Compensation Committee made additional stock option awards to all three executive officers at year end based on the Company’s performance. The stock options granted were 100% vested at the time of grant and expire ten years after the date they were granted.
      Long-Term Incentive Compensation. The Compensation Committee believes that stock ownership is a significant incentive in aligning the interests of the executives and the stockholders. Consistent with industry standards, upon hiring, executives may be granted a number of options in an amount larger than the average grant given executives in any year and with different terms and vesting schedules.
      Chief Executive Officer. The Chief Executive Officer’s compensation evaluation included consideration of his leadership qualities, experience in the electronic commerce services industry and the results of our performance. At the recommendation of the Compensation Committee the Board of Directors awarded the Chief Executive Officer a cash bonus of $116,420 in the fiscal year ended December 31, 2004. The Chief Executive Officer was also granted options for 9,300 shares of common stock.
      The goal of our compensation structure is to be certain that all executives are compensated consistent with the above guidelines and to assure that all reasonable and possible efforts are being exerted to maximize stockholder value. In 2004, the Compensation Committee met 5 times to review executive compensation levels to ensure this result.

Members of the Online Resources Corporation
Compensation Committee

Ervin R. Shames (Chairman)
Edward E. Furash
David A. O’Connor

REPORT OF AUDIT COMMITTEE
      The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the Nasdaq Stock Market, has furnished the following report:
      The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in a our charter adopted by the Board. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Ernst & Young LLP. In fulfilling its responsibilities for the financial statements for fiscal year 2004, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2004 with management and Ernst & Young LLP, our independent auditors;

•	Discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

•	Received written disclosures and the letter from Ernst & Young LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with Ernst & Young LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.
      Based on the Audit Committee’s review of the audited financial statements and discussions with management and Ernst & Young LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2004 for filing with the SEC.

Members of the Online Resources Corporation
Audit Committee

Michael H. Heath (Chairman)
William H. Washecka
Barry D. Wessler

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Securities Exchange Act were filed on a timely basis, except one report covering one stock option grant transaction, was filed late by Mr. Lawlor, one report covering one stock option grant transaction, was filed late by Mr. Crosier and one report covering one stock option grant transaction, was filed late by Ms. Graham.

ELECTION OF DIRECTORS
(Notice Item 1)
      On March 2, 2005, upon recommendation of our governance committee, the Board of Directors nominated William H. Washecka, David A. O’Connor and Joseph J. Spalluto for election as members of the Board at the annual meeting. The Board of Directors currently consists of eight members, classified into three classes as follows: Matthew P. Lawlor, Ervin R. Shames, and Barry D. Wessler constitute a class with a term ending in 2007 (the “Class III Directors”); Michael H. Heath and Edward E. Furash constitute a class with a term ending in 2006 (the “Class II Directors”); and William H. Washecka, David A. O’Connor and Joseph J. Spalluto constitute a class with a term which expires at the upcoming annual meeting (the “Class I Directors”) At each annual meeting of our stockholders, Directors are elected for a full term of three years to succeed those Directors whose terms are expiring.
      The Board of Directors has voted to nominate William H. Washecka, David A. O’Connor and Joseph J. Spalluto for election at the annual meeting for a term of three years to serve until our annual meeting of stockholders to be held in 2008, and until their respective successors are elected and qualified. The Class II Directors (Michael H. Heath and Edward E. Furash) and the Class III Directors (Matthew P. Lawlor, Ervin R. Shames, and Barry D. Wessler) will serve until our annual meetings of stockholders to be held in 2006 and 2007, respectively, and until their respective successors are elected and qualified.
      Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy card will be voted FOR the election of William H. Washecka, David A. O’Connor and Joseph J. Spalluto as members of the Board of Directors. In the event that the nominees become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in the nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a Director.
      A plurality of the votes of the shares present in person or represented by proxy at the annual meeting is required to elect each nominee as a Director.
      THE BOARD OF DIRECTORS RECOMMENDS THE ELECTION OF WILLIAM H. WASHECKA, DAVID A. O’CONNOR AND JOSEPH J. SPALLUTO AS MEMBERS OF OUR BOARD OF DIRECTORS UNDER PROPOSAL 1 ON THE PROXY CARD, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER
OF AUTHORIZED SHARES OF COMMON STOCK AND ELIMINATE THE
SERIES A CONVERTIBLE PREFERRED STOCK
(Notice Item 2)
General
      The Board of Directors approved and recommends that the stockholders approve an amendment to Article IV of the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 35,000,000 to 70,000,000 shares and eliminate the Series A convertible preferred stock. The aggregate number of authorized shares of the Company’s series preferred stock will not be affected by the proposed increase. The amendment will not result in any changes to the issued and outstanding shares of common stock of the Company and will only affect the number of shares that may be issued by the Company in the future.
Reasons for the Proposal
      The primary purpose of this amendment to our Certificate of Incorporation is to make available for future issuance by us additional shares of common stock and to have a sufficient number of authorized and unissued shares of common stock to maintain flexibility in our corporate strategy and planning. Such corporate purposes might include acquiring other businesses in exchange for shares of the Company’s common stock; facilitating broader ownership of the Company’s stock by effecting stock splits or issuing a stock dividend; flexibility for possible future financings; and attracting and retaining valuable employees and directors through the issuance of additional stock options or awards. The Board of Directors believes that these additional shares will provide the Company with needed flexibility to issue shares in the future without potential expense and delay incident to obtaining stockholder approval for a particular issuance in the future. Except for reserving 3,000,000 shares for issuance pursuant to the 2005 Restricted Stock and Option Plan, the Company currently has no plans, understandings or agreement for the issuance or use of additional shares of common stock to be authorized under this proposal.
      As of March 3, 2005, there were 19,417,266 shares of common stock outstanding and 4,959,695 shares subject to previous granted options and 200,000 shares subject to previous issued warrants. Additionally, a total of 507,821 shares have been set aside for future issuance under the Company’s equity incentive and employee stock purchase plans. Therefore, the Company currently has 9,915,218 authorized, unissued and unreserved shares of common stock available for future issuance. If this proposal is not adopted, the Company will have relatively few additional shares of common stock available for financings, acquisition or other corporate purposes.
      In the past, the Company has utilized authorized but unissued shares for acquiring additional working capital, to acquire the business or assets of other companies and for incentives for employees, directors and consultants. At the present time there are no specific plans, arrangements or understandings in existence or in process for any public or private financing or issuance of shares in an acquisition. The Company’s current shares outstanding as of March 3, 2005 constitute 55% of its current authorized shares. Therefore, the Board of Directors has determined that it is desirable for the Company to increase the number of shares of authorized common stock in order to meet needs that may arise from time to time in the future.
      In connection with the increase of the Company authorized shares of common stock, the Board of Directors believes our the Certificate of Incorporation should be amended to eliminate the Company’s series A convertible preferred stock. There are currently no shares of series A convertible preferred stock outstanding and no shares have been issued or outstanding since the Company’s initial public offering in June of 1999. Eliminating the 1,000,000 authorized series A convertible preferred stock will result in an increase in the number of undesignated series preferred stock from 1,702,500 to 2,702,500. As currently provided in our Certificate of Incorporation, any undesignated series preferred stock can be designated at the discretion of the Board of Directors. The Company and the Board of Directors currently has no arrangements, commitments or understandings with respect to the designation, sale or issuance of any series preferred stock. In January of

2002, the Board of Directors designated 297,500 shares of our series preferred stock as series B junior participating preferred stock in connection Stockholder Rights Plan adopted at that time.
Amendment
      If this proposal is adopted by the stockholders, the first paragraph of Article IV of the Amended and Restated Certificate of Incorporation will be amended to read as follows:

“FOURTH: The total number of shares of capital stock of all classes which the company shall have authority to issue is seventy three million (73,000,000) shares of which seventy million (70,000,000) shares, of a par value of 1/100th of (one cent) per share shall be a class designated “Common Stock” and three million (3,000,000) shares of a par value of $.01 per share, shall be of a class designated Series Preferred Stock.

The Board of Directors is expressly authorized, from time to time, (1) to affix the number of shares of one or more series of Series Preferred Stock, (2) to determine the designation of any such series, (3) to determine or alter, without limitation or restriction, the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Series Preferred Stock and (4) within the limits or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.”
Delaware Franchise Tax
      If this proposal is adopted, the Company’s authorized capital will increase and the Company will be subject to an increase in the Delaware Franchise Tax. However, the Company believes the increase in the number of authorized shares will not materially increase the Delaware Franchise Tax of the Company.
Anti-Takeover Aspects
      The Company adopted a Stockholder Rights Plan in January of 2002. The Rights Plan is designed to protect stockholders from proposed takeovers which the Board of Directors believes are not in the best interests of the stockholders, by providing stockholders with certain rights to acquire capital stock of the Company upon the occurrence of certain events. In the event rights become exercisable under the terms of the Rights Plan, the Company would be required to issue a substantial number of shares of common stock. An increase in the number of authorized shares of common stock could, therefore, make a change of control of the Company more difficult by facilitating the operation of the Rights Plan. At the present time, the Company does not have a sufficient number of authorized shares to issue the entire amount of common stock which could become issuable in the event the rights under the Rights Agreement become exercisable. Even if the increase of the authorized shares of common stock proposed under this notice item 2 is approved, there can be no assurance that the Company will have a sufficient number of authorized shares to issue the entire amount of common stock which could become issuable in the event the rights under the Rights Agreement become exercisable.
      Additionally, the Board of Directors will determine whether, when and on what terms the issuance of shares of common stock may be warranted. The Company will be permitted to issue the additional shares of common stock without further action by the stockholders unless such action is required by applicable law or by the rules of the Nasdaq National Market or any applicable stock exchange. Stockholders do not have pre-emptive rights with respect to the issuance of additional shares of common stock. The Company currently has no arrangements, commitments or understandings with respect to the sale or issuance of any additional shares of common stock, except in connection with the options outstanding or to be granted under the Company’s stock option plans, common share purchase rights under the Rights Plan.
      Except in certain cases such as a stock dividend, the issuance of additional shares of common stock would have the effect of diluting the voting power and ownership of existing stockholders. In addition, another effect of the approval of this proposal, although not a factor in the Board of Directors’ decision to propose the amendment, may be to enable the Board to issue shares of common stock in a manner that might have the effect of discouraging or making it more difficult for a third party to obtain control of the Company by means of a merger, tender offer, proxy contest or other approach.
Principal Effects on Outstanding Common Stock
      The proposal to increase the authorized capital stock will affect the rights of existing holders of common stock to the extent that future issuances of common stock will reduce each existing stockholder’s proportionate ownership and may dilute earnings per share of the shares outstanding at the time of any such issuance. If approved, the amendment to the Certificate of Incorporation will be effective upon filing with the Secretary of State for Delaware.
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND ELIMINATE THE SERIES A CONVERTIBLE PREFERRED STOCK UNDER PROPOSAL 2 ON THE PROXY CARD, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

APPROVAL OF THE ONLINE RESOURCES CORPORATION
2005 RESTRICTED STOCK AND OPTION PLAN
(Notice Item 3)
General
      The Board of Directors approved and recommends that the stockholders approve Online Resources Corporation’s 2005 Restricted Stock and Option Plan (the “2005 Plan”). The purpose of the 2005 Plan is to provide additional compensation and incentives to eligible employees and service providers of the Company and to provide compensation to outside directors of the Company.
      Equity awards are an important and critical element of compensation in the technology industries without which we will have difficulty retaining and recruiting valuable employees. Without approval of the 2005 Plan, we will not have sufficient shares available for equity awards under existing equity plans available to grant to current and future employees, including employees of recently acquired or to be acquired entities, other than 265,281 equity awards available for grant under existing equity plans as of March 3, 2005 and equity awards that become available for grant due to cancellation of outstanding grants upon employee departures.
      A copy of the 2005 Plan is attached hereto as Appendix A and should be consulted for detailed information. All statements made herein regarding the 2005 Plan are only intended to summarize it and are qualified in their entirety by reference to the 2005 Plan.
      The 2005 Plan provides for an aggregate of 3,000,000 shares of the Company’s common stock to be available for awards (“Awards”) in the form of restricted shares, restricted units, stock options, stock appreciation rights (“SARs”) or performance awards (which includes performance units and Performance Compensation Awards, as described below).
Description of the 2005 Plan
      Effectiveness. The 2005 Plan will become effective upon approval by the Company’s stockholders. If stockholder approval is not received, the 2005 Plan will not become effective.
      Administration. The Company’s Board of Directors has the discretion either to administer the 2005 Plan or to delegate that authority to a committee for this function. The Board of Directors may act in lieu of the committee on any matter within its discretion or authority, and may eliminate the committee, remove any committee member, or add members to the committee, at any time in its discretion. The 2005 Plan uses the term “Administrator” to refer to the Board of Directors or any appointed committee which administers the 2005 Plan. The Administrator has broad discretion to make and modify awards, to document Awards and to construct and interpret the terms of the 2005 Plan and any agreements setting forth the terms and conditions of an Award (“Award Agreements”).
      Eligible Persons. The Administrator has the discretion to grant Awards pursuant to the 2005 Plan in order to promote the Company’s long-term growth and profitability by using the Awards to attract, retain and motivate selected directors, officers, employees, consultants, or other service providers.
      Shares Available for Grants. If the stockholders approve this proposal, the 2005 Plan will reserve 3,000,000 shares of the Company common stock for Awards. The shares available under the 2005 Plan may be authorized but unissued common stock, or common stock reacquired by the Company. Subject to any required action by the Company’s stockholders, the number of shares covered by each outstanding Award, the number of shares available for Awards, the number of shares that may be subject to Awards to any one participant, and the price per share (if any) covered by each such outstanding Award will be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of common stock, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company other than the conversion of any convertible securities. Such adjustments will be made by the Administrator, whose determination in that respect will be final. If the 2005 Plan is approved by the stockholders, the Company’s Board of Directors intends to cause the shares of common stock available for Awards granted under the 2005 Plan to be registered on a Form S-8 Registration Statement to be filed with the Securities and Exchange Commission at the Company’s expense.
      Agreements Evidencing Awards. Each Award will be evidenced by a written Award Agreement which will contain such provisions as the Administrator (or a special committee designated by the Administrator) in its discretion deems necessary or desirable.
      Conditions on Issuance of Shares. The Administrator has the discretionary authority to impose, in Award Agreements, such restrictions on shares of common stock as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or both of these restrictions.
      In addition, the Administrator is not required to issue shares or deliver share certificates unless the issuance complies with applicable securities laws and other applicable conditions, and to that end may require that a participant make certain representations. If the Administrator determines that any consent is necessary as a condition of, or in connection with, the granting of any Award, the issuance or purchase of shares or other rights, or the taking of any other action pursuant to the 2005 Plan, then such actions will not be taken until the consent has been satisfied.
      Restricted Shares and Restricted Unit Awards. The Administrator may grant Awards of restricted shares that vest immediately or based on future conditions, and may include a purchase price if the Administrator so determines. The participant will receive a certificate or certificates for the appropriate number of shares. If so provided in an Award Agreement, during a designated period of up to 120 days following termination of a participant’s service with the Company for any reason or for reasons designated in the Award Agreement, the Company shall have the right to repurchase shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the participant the lesser of the amount paid by participant for such shares or the fair market value of such shares at the time of repurchase by the Company (or such other price as the Administrator shall specify in the Award Agreement). Any certificate issued evidencing restricted shares will remain in the Company’s possession until those shares are free of restrictions, except as otherwise determined by the Administrator.
      In lieu of issuing restricted shares to a participant, the Administrator has discretion under the 2005 Plan to grant Awards in the form of restricted units, which give a participant the right to receive shares after certain vesting requirements are met. The Award Agreement evidencing an Award of restricted units shall set forth a number of restricted units that corresponds to the number of shares that the participant will be entitled to receive upon vesting, the vesting requirements and other terms and conditions. Unless the Award Agreement expressly provides otherwise, Awards of restricted units shall be subject to the same forfeiture and deferral provisions that apply to Awards of restricted shares. If a participant who has received an Award of restricted units provides the Administrator with notice of his or her intention to make an election under Section 83(b) of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to the shares that are the subject of the Award, the Administrator may, in its discretion and subject to any terms and conditions that the Administrator may impose, exchange the participant’s restricted units into restricted shares, on a one-for-one basis.
      Options. The Administrator may grant to participants options to purchase shares of the Company’s common stock. Subject to the provisions of the Code, options may be either incentive stock options (within the meaning of Section 422 of the Code) or nonqualified stock options (i.e., an option which does not qualify as an incentive stock option) (“Nonqualified Stock Options”). The per share purchase price (i.e., the “exercise price”) under each option shall be established by the Administrator at the time the option is granted. The per share exercise price of any option shall not be less than 100% of the fair market value of a share on the date the option is granted (110% in the case of an incentive stock option grant to a ten-percent stockholder).
      Each option granted pursuant to the 2005 Plan shall be for such term as the Administrator determines, provided, however, that no option shall be exercisable after the expiration of ten years from its grant date (five years in the case of an incentive stock option granted to a ten-percent stockholder, of which there are currently none). The Award Agreement evidencing the option grant shall set forth the terms and conditions applicable to such option upon a termination or change in the employment status of the participant as determined by the Administrator. The Administrator may impose vesting requirements on the right to exercise; provided that options granted to participants who are not directors, officers, or consultants must become exercisable at a rate no longer than 20% per year over five years from the grant date. To the extent the fair market value of the shares underlying a participant’s incentive stock options exceeds $100,000 for shares first subject to purchase in a particular calendar year, the incentive stock option shall be treated as a Nonqualified Stock Option.
      The purchase price for shares acquired pursuant to the exercise of an option must be paid (i) in cash, (ii) by transferring shares (valued at fair market value as of the date the shares are tendered) owned for at least six months to the Company, or (iii) a combination of the foregoing, including any cashless exercise mechanism or promissory note, in each case, upon such terms and conditions as determined by the Administrator. The Administrator may grant additional options to a participant who exercises an option through the surrender of shares. Under applicable law, executive officers and directors are not eligible to exercise options with promissory notes.
      Subject to stockholder approval for a broad-based buy-out offer, and subject to any other approval requirements that may apply (in either case, as the Administrator determines in its sole discretion), the Administrator may at any time offer to buy out an option in exchange for a payment in cash or shares, based on terms and conditions that the Administrator shall establish and communicate to the participant at the time the offer is made. In addition, subject to the foregoing approval requirements, if the fair market value for shares subject to an option is more than 50% below their option price for more than 30 consecutive business days, the Administrator may unilaterally terminate and cancel the option, either (i) by paying the participant, in cash or shares, not less than an amount based on the value of the vested portion of the option (referred to as the “Black-Scholes” value) or such other valuation methodology as the Administrator may adopt, or (ii) by making an irrevocable commitment to grant a new option on substantially the same terms as the cancelled option, on a certain date more than six months after the termination of the option, and subject to certain terms and conditions.
      Stock Appreciation Rights. The 2005 Plan permits the granting of SARs to participants in connection with an option or independently of an option. A SAR permits the grantee to receive, upon exercise, shares equal in value to an amount determined by multiplying (i) the number of shares as to which such SAR is being exercised, by (ii) the excess (or, in the discretion of the Administrator if provided in the Award Agreement, a portion of the excess), if any, of either (x) for those granted in connection with an option, the fair market value per share on the exercise date over the purchase price per share under the related option, or (y) for those not granted in connection with an option, the fair market value per share on the exercise date over the fair market value per share on the grant date of the SAR.
      The Administrator has the same discretion to buy out SARs as it has to buy out options, subject to stockholder approval for a broad-based buy-out offer and any other approval requirements that may apply (as determined by the Administrator in its sole discretion).
      Performance Awards. The 2005 Plan authorizes the Administrator to grant performance-based Awards in the form of performance units that the Administrator may, or may not, designate as “Performance Compensation Awards” that are intended to be exempt from Code Section 162(m) limitations. In either case, performance units vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company, or any affiliate. Performance units are payable in shares, cash, or some combination of the two, subject to an individual participant limit of $2.5 million and 200,000 shares per performance period. The Administrator decides the length of performance periods, but the periods may not be less than one fiscal year of the Company.
      With respect to Performance Compensation Awards, the 2005 Plan requires that the Administrator specify in writing the performance period to which the Performance Compensation Award relates, and an objective formula by which to measure whether and the extent to which the Award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the Performance Compensation Award may not be amended or modified in a manner that would cause the compensation payable under the Performance Compensation Award to fail to constitute performance-based compensation under Code Section 162(m).
      Under the 2005 Plan, the possible performance measures for Performance Compensation Awards include basic, diluted or adjusted earnings per share; sales or revenue; earnings before interest, taxes and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total shareholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, and sales of assets of affiliates or business units. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Administrator) and, if so determined by the Administrator, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from participant to participant, and may be established on a stand-alone basis, in tandem or in the alternative.
      Amendment and Termination of the Plan; Modification of Awards. The Board of Directors may at any time amend or modify the 2005 Plan; provided, however, that no such action of the Board of Directors shall take effect without approval of the stockholders of the Company to the extent such approval is required by the 2005 Plan, applicable law or determined by the Board of Directors to be necessary or desirable for any reason (including but not limited to the satisfaction of listing requirements on a stock exchange). The Board of Directors may from time to time, with respect to any shares at the time not subject to Awards, suspend or terminate the 2005 Plan, subject to stockholder approval to the extent required by law or determined by the Board of Directors. No amendment, suspension or termination of the 2005 Plan will, without the consent of any affected participant, alter or impair any rights or obligations under any Award previously granted. The Administrator may modify an Award, provided that no modification to such Award shall materially reduce the participant’s rights as determined by the Administrator. Unless terminated earlier as provided above, the 2005 Plan will terminate in April of 2015.
      Merger, Sale or other Change of Control. Unless the Award Agreement provides differently or unless any party to the merger, consolidation, or sale or transfer of the Company assets assumes the Company’s obligations with respect to Awards under the 2005 Plan, the unvested portion of Awards held by employees who have worked continuously for the Company for two years will become immediately vested upon any merger (other than a merger in which the Company is the surviving entity and the terms and number of outstanding shares remain unchanged as compared to the terms and number of outstanding shares prior to the merger), consolidation, or sale or transfer of the Company assets. After such event, the unvested portion of any Awards held by an employee who has worked for the Company for less than two years will become vested upon the earlier of the one year anniversary of such event or upon employee’s termination without cause. Unless the Award Agreement provides differently, upon any liquidation or dissolution of the Company as provided in the 2005 Plan, all of the rights to any portion of unvested Awards will end, and the Awards will be canceled at the time of the liquidation or dissolution unless the relevant dissolution or liquidation plan provides otherwise.
      Tax Withholding. Before any transfer of shares pursuant to the 2005 Plan, the participant must satisfy any federal, state, local or foreign withholding tax obligations that may arise in connection with an Award or the issuance of shares. In the absence of any other arrangement, an employee will be deemed to have directed the Company to withhold or collect from his or her compensation the amount necessary to satisfy any tax withholding obligations from the next payroll payment otherwise payable. A participant may satisfy his or her minimum statutory tax withholding obligations by any one or a combination of the following methods that the Administrator may approve in its discretion: (i) in cash, (ii) delivering to the Company shares registered in the participant’s name that have a fair market value equal to the amount required to be withheld, or

(iii) having the Company retain (or refrain from issuing) a number of shares to be awarded that have a fair market value equal to the amount of tax to be withheld.
      Nontransferability. Awards may not be sold, pledged, assigned, hypothecated, transferred, or otherwise encumbered or disposed of other than by will or by laws of descent or distribution, and except as specifically provided in the 2005 Plan or the applicable Award Agreement. To the extent provided in an Award Agreement or an amendment thereto, participants may transfer Awards (other than incentive stock options) to immediate family members or trusts under specified circumstances.
      Financial Effects of Awards. The Company will receive no monetary consideration for the granting of options and SARs. It will receive no monetary consideration other than the purchase price, if any, paid for common stock purchased upon the exercise of options. Cash proceeds from the sale of common stock issued pursuant to the exercise of options will be added to the general funds of the Company to be used for general corporate purposes. Under the intrinsic value method that the Company follows under applicable accounting standards, recognition of compensation expense is required when options are granted, only to the extent of any excess of the fair market value of the common stock on the date the Award is granted over the exercise price associated with the option. This excess (if any) would be expensed over any vesting period.
      The granting of SARs will require charges to earnings of the Company based on the amount of the appreciation, if any, in the market price of the common stock to which the SARs relate over the exercise price of those shares. Prior to the exercise of SARs, increases or decreases in the market price of common stock result in charges or benefits to earnings. If the market price of the common stock declines subsequent to a charge against earnings due to the appreciation in the common stock subject to SARs, the amount of the decline will reverse prior charges against earnings (but not by more than the aggregate of prior charges).
      The Company will receive no monetary consideration for the granting of options and SARs. In addition, the Company will receive no monetary consideration other than the purchase price, if any, paid for shares. Cash proceeds from the sale of common stock issued pursuant to the purchase of shares will be added to the general funds of the Company to be used for general corporate purposes. Under the intrinsic value method that the Company follows under applicable accounting standards, recognition of compensation expense is required when restricted shares Awards are granted, with the excess of the fair market value of the common stock on the date the Award is granted over the price paid (if any) being expensed over any vesting period.
Federal Income Tax Consequences
      Summarized below are the federal income tax consequences that the Company expects (based on current tax laws, rules, and interpretations) with respect to Awards authorized pursuant to the 2005 Plan.
      Date of Grant. In general, an optionee will not recognize taxable income upon grant of an option or SAR, and the Company will not be entitled to any business expense deduction with respect to the grant. The recipient of an Award will not recognize taxable income upon its grant, unless he or she receives a distribution of restricted shares or restricted units and makes a timely Section 83(b) election. Nor will the grant entitle the Company to a current tax deduction.
      Subsequent Distribution of Unrestricted Shares. Whenever the Company transfers unrestricted shares of common stock to a participant, the participant will recognize ordinary income equal to the fair market value of the property transferred. The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the Award holder.
      Exercise of Incentive Stock Option. An optionee will not recognize ordinary income upon the exercise of an incentive stock option; however, the excess of the fair market value on the date of the exercise of the shares received over the exercise price of shares will be treated as an adjustment to alternative minimum taxable income. In order for the exercise of an incentive stock option to qualify for the foregoing tax treatment, the optionee generally must be an employee from the date of the grant through the date three months before the date of exercise, except in the case of death or disability, where special rules apply.

      Sale of Shares Purchased with Incentive Stock Option. If the optionee has held the shares acquired upon exercise of an incentive stock option for at least two years after the date of grant and for at least one year after the date of exercise, upon disposition of the shares by the optionee, the difference, if any, between the sale price of the shares and the exercise price of the option will be treated as long-term capital gain or loss. If the optionee does not satisfy these holding period requirements, the optionee will recognize ordinary income at the time of the disposition of the shares, generally in an amount equal to the excess of the fair market value of the shares at the time the option was exercised over the exercise price of the option. The balance of gain realized, if any, will be long-term or short-term capital gain, depending on whether or not the shares were sold more than one year after the option was exercised. If the optionee sells the shares prior to the satisfaction of the holding period requirements but at a price below the fair market value of the shares at the time the option was exercised, the amount of ordinary income will be limited to the excess of the amount realized on the sale over the exercise price of the option. Subject to the discussion below with respect to Section 162(m) of the Code, the Company will be allowed a business expense deduction to the extent the optionee recognizes ordinary income.
      Exercise of Nonqualified Stock Options. Upon the exercise of a Nonqualified Stock Option, an optionee will generally recognize ordinary income in an amount equal to the amount by which the fair market value of the shares on the date of exercise exceeds the exercise price of the option (special rules may apply in the case of an optionee who is subject to Section 16(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)). If the Company complies with applicable withholding requirements, the Company will be entitled to a business expense deduction in the same amount and at the same time as the optionee recognizes ordinary income. In general, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the grantee upon exercise of a Nonqualified Stock Option (subject to the discussion below with respect to Section 162(m) of the Code).
      Stock Appreciation Rights. In general, a participant to whom a SAR is granted will recognize no income at the time of the grant of the SAR. Upon exercise of a SAR, the participant must recognize taxable compensation income in an amount equal to the value of any shares that the participant receives. In general, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the grantee upon exercise of the SAR (subject to the discussion below with respect to Section 162(m) of the Code).
      Restricted Shares, Restricted Units and Performance Awards. In general, a participant will not recognize income at the time of grant of restricted shares, restricted units or performance awards, unless the participant elects with respect to restricted shares or restricted units to accelerate income taxation to the date of the Award. In this event, a participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a participant must recognize taxable compensation income equal to the value of any cash or unrestricted shares that the participant receives. The same tax consequences apply to performance awards.
      Special Tax Provisions. Under certain circumstances, the accelerated vesting, cash-out, or the accelerated lapse of restrictions on Awards in connection with a change in control might be deemed an “excess parachute payment” for purposes of the golden parachute tax provisions of Section 280G of the Code. To the extent it is so considered, the participant may be subject to a 20% excise tax on excess parachute payments and the Company may be denied a tax deduction with respect to such amounts.
      Section 162(m) of the Code and the regulations thereunder generally would disallow the Company a federal income tax deduction for compensation paid to the chief executive officer and the four other most highly compensated executive officers to the extent such compensation paid to any of such individuals exceeds one million dollars in any year. Section 162(m) generally does not disallow a deduction for payments of qualified “performance-based compensation” the material terms of which have been approved by stockholders. The Company intends that the compensation attributable to certain Awards granted under the 2005 Plan will be qualified “performance-based compensation.” To qualify, the Company is seeking stockholder approval of the 2005 Plan.

Disclosure of Awards
      No Awards have been made pursuant to the 2005 Plan, and none are expected to occur prior to stockholder approval.
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE 2005 RESTRICTED STOCK AND OPTION PLAN UNDER PROPOSAL 3 ON THE PROXY CARD, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH APPROVAL UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

RATIFICATION OF SELECTION OF
INDEPENDENT PUBLIC ACCOUNTANTS
(Notice Item 4)
      The Audit Committee has appointed Ernst & Young LLP, independent public accountants, to audit our financial statements for the fiscal year ending December 31, 2005. The Board proposes that the stockholders ratify this appointment. Ernst & Young LLP audited our financial statements for the fiscal year ended December 31, 2004. We expect that representatives of Ernst & Young LLP will be present at the meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.
      The following table presents fees for professional audit services rendered by Ernst & Young LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2004, and December 31, 2003, and fees billed for other services rendered by Ernst & Young LLP during those periods.

	2004	2003

Audit fees(1)	$659,000	$239,000
Audit related fees(2)	114,000	110,000
Tax fees	—	—
All other fees	—	—

Total	$773,000	$349,000

(1)	Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent auditor can reasonably be expected to provide, such as reviews of our quarterly reports on Form 10-Q, compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and research to comply with generally accepted accounting principles.

(2)	Audit related fees consisted principally of information system audits.
      The percentage of services set forth above in the categories [audit related fees, tax fees, and all other fees], that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit), was 100%.
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Auditors
      Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.
      Prior to engagement of the independent auditor for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.	Audit services include audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

2.	Audit-Related services are for assurance and related services that are traditionally performed by the independent auditor, including due diligence related to employee benefit plan audits and special procedures required to meet certain regulatory requirements.

3.	Tax services include all services performed by the independent auditor’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.	Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from the independent auditor.
      Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.
      In the event the stockholders do not ratify the appointment of Ernst & Young LLP as our independent public accountants, the Audit Committee will reconsider its appointment.
      The affirmative vote of a majority of the shares present or represented and entitled to vote at the annual is required to ratify the appointment of the independent public accountants.
      THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS UNDER PROPOSAL 3 ON THE PROXY CARD., AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR OF SUCH RATIFICATION UNLESS A STOCKHOLDER INDICATES OTHERWISE ON THE PROXY.

CODE OF CONDUCT AND ETHICS
      The Company has adopted a code of conduct and ethics that applies to all of its directors, officers (including its chief executive officer, chief financial officer, chief accounting officer, controller and any person performing similar functions) and employees. The Company has made the code of conduct and ethics available on its website at http://www.orcc.com. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within five business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of the Nasdaq Stock Market.
OTHER MATTERS
      The Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.
STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTORS
      To be considered for inclusion in our proxy statement and form of proxy relating to the annual meeting of stockholders to be held in 2006, a stockholder proposal must be received by the Secretary at our principal executive offices not later than December 5, 2005. Any such proposal will be subject to rules and regulations under the Securities Exchange Act of 1934, as amended.
      Our bylaws provide an advance notice procedure for a stockholder to properly bring a proposal before an annual meeting. The stockholder must give timely written notice to the Secretary. To be timely, a stockholder notice of the proposal must be delivered or mailed to and received at our principal executive office not less than ninety (90) days prior to the date of such annual meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to stockholders, to be timely, notice of the proposal by the stockholder must be received not later than the close of business on the tenth day following the date on which notice to stockholders of such annual meeting date was mailed or such public disclosure was made. Proposals received after such date will not be voted on at such annual meeting. If a proposal is received before that date, the proxies that management solicits for such annual meeting may still exercise discretionary voting authority on the stockholder proposal under circumstances consistent with the proxy rules of the Securities and Exchange Commission. The notice of a proposal by a stockholder must include the stockholder’s name and address, as the same that appears in our record of stockholders, a brief description of the proposal, the reason for the proposal, the number of shares of common stock that are beneficially owned by the proposing stockholder and any material interest of such stockholder in the proposed business. All stockholder proposals should be marked for the attention of: Secretary, Online Resources Corporation, 4795 Meadow Wood Lane, Suite 300, Chantilly, VA 20151.
Chantilly, Virginia
April 4, 2005
      OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004 (OTHER THAN EXHIBITS THERETO) FILED WITH THE SEC, WHICH PROVIDES ADDITIONAL INFORMATION ABOUT US, IS AVAILABLE ON THE INTERNET AT WWW.ORCC.COM AND IS AVAILABLE IN PAPER FORM TO BENEFICIAL OWNERS OF OUR COMMON STOCK WITHOUT CHARGE UPON WRITTEN REQUEST TO CATHERINE A. GRAHAM, EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY, ONLINE RESOURCES CORPORATION, 4795 MEADOW WOOD LANE, SUITE 300, CHANTILLY, VA 20151, ATTN: INVESTOR RELATIONS.

Appendix A
ONLINE RESOURCES CORPORATION
2005 RESTRICTED STOCK AND OPTION PLAN
SECTION 1
Definitions
      As used herein, the following terms have the meanings hereinafter set forth unless the context clearly indicates to the contrary:
      “Administrator” means the Board or the Committee; whichever shall be administering the Plan from time to time in the discretion of the Board, as described in Section 3 of this Plan, and shall include any Special Committee that the Board or the Committee may appoint (provided that the Special Committee may only exercise discretion with respect to Participants to whom the Special Committee is authorized to make Awards).
      “Affiliate” means any entity, including any Parent Corporation or Subsidiary Corporation within the meaning of Section 424 of the Code, which together with the Company is under common control within the meaning of Section 414 of the Code.
      “Award” means any award made pursuant to Section 6 of this Plan, whether in the form of Restricted Shares, Restricted Units, Options, Stock Appreciation Rights or a Performance Award.
      “Award Agreement” means any written document setting forth the terms and conditions of an Award, as prescribed by the Committee.
      “Award Term” means the maximum period of time during which an Award may be earned, exercised or purchased as set forth in Section 6.7 below.
      “Board” means the Board of Directors of the Company.
      “Cause” means any event specified as Cause in any employment agreement between an Employer Company and an Employee and any such other events set forth in Section 6.11(c) hereof.
      “Change of Control” means those events set forth in Section 6.9(d).
      “Code” means the Internal Revenue Code of 1986, as amended.
      “Committee” means the committee appointed by the Board in accordance with Section 3 of this Plan.
      “Company” means Online Resources Corporation, a Delaware corporation.
      “Director” means a member of the Board of Directors of the Company, and any director or directors of an Employer Company whom the Board designates as being eligible for Awards.
      “Employee” means an individual who is employed (within the meaning of Section 3401 of the Code and the Treasury Regulations thereunder) by the Company or any present or future Employer Company.
      “Employer Company” means a company, whether (i) the Company or a Parent Corporation or Subsidiary Corporation of the Company, which employs the Employee; (ii) a 50% or more affiliate of the Company or a Parent Corporation or Subsidiary Corporation of the Company, which employs the Employee or receives services from a Service Provider, or (iii) the Company or a Parent Corporation or Subsidiary Corporation of the Company, to which the Service Provider is providing services or with which Service Provider engages in business.
      “Fair Market Value of Shares” shall mean (i) if the Shares are not publicly traded on the day in question, the closing price of the Shares on the prior trading day or the next trading day (whichever is closest in time to the day in question), provided that such date is no more than five (5) days from the date the Award is granted, (ii) if the Shares are not publicly traded on the day in question and (i) above does not apply, the fair market value of the Shares on the day in question as determined and set forth in writing by the Administrator (which, in making such determination, shall make a good faith effort to establish the true fair market value of the Shares as of such date using such methods as it deems appropriate, including independent appraisals, and taking into consideration any requirements set forth in the Code or the Treasury Regulations thereunder), or (iii) if the Shares are publicly traded on the day in question, the closing price of the Shares on the day in question.
      “Good Reason” shall mean, with respect to the termination of employment of any Employee, any of the following:

(i) A change of more than fifty (50) miles in the principal location at which Employee provides services to the Company, without the Employee’s prior written consent;

(ii) A material adverse change by the Company in the Employee’s duties, authority or responsibilities with the Company which causes the Employee’s position with the Company to become of less responsibility or authority than such Employee’s position as of immediately following the date of any Award Agreement between such Participant and the Company, provided that such change is not in connection with a termination of Participant’s employment for Cause by the Company;

(iii) The assignment to the Employee of duties not commensurate or consistent with Employee’s position with the Company without Employee’s prior written consent;

(iv) A reduction in Employee’s compensation or other benefits except such a reduction in connection with a general reduction in compensation or other benefits of similarly situated employees of the Company;

(v) A material breach by the Company of any Award Agreement or employment agreement between the Employee and the Company that has not been cured within 30 days after written notice thereof by Employee to the Company;

(vi) The Company, or any successor thereto, no longer having a publicly traded class of equity securities and/or no longer being subject to reporting requirements under the Exchange Act; or

(vii) Failure by the Company to obtain the assumption of any Award Agreement or employment agreement between Employee and the Company by any successor to the Company.
      “Incentive Stock Option” means an Option for Shares that is intended to be, designated in writing as, and qualifies as an Incentive Stock Option within the meaning of Section 422 of the Code.
      “Long Term Employee” means any salaried employee of the Company who has been continuously employed by the Company on a full-time basis for the two (2) year period ending on the effective date of a Change of Control.
      “Nonstatutory Stock Option” means an Option which is not an Incentive Stock Option and which is designated as a Nonstatutory Stock Option by the Administrator.
      “Option” means an option to purchase a Share pursuant to the provisions of this Plan.
      “Option Price” means the price per share of the Shares subject to each Option or Stock Appreciation Right as provided, respectively, in Sections 6.3(c) and 6.4 (b) below.
      “Outside Director” means a Director who is not an Employee.
      “Parent Corporation” shall have the meaning assigned to that term under Section 424 of the Code.
      “Participant” means any holder of one or more Awards, or the Shares issuable or issued upon the vesting, exercise or distribution of Awards, pursuant to the Plan.
      “Performance Awards” mean Performance Units and Performance Compensation Awards granted pursuant to Section 6.5 of the Plan.
      “Performance Compensation Awards” mean Awards granted pursuant to Section 6.5(b) of the Plan.

      “Performance Units” means Awards granted pursuant to Section 6.5(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.
      “Plan” means the Online Resources Corporation 2005 Restricted Stock and Option Plan, the terms of which are set forth herein.
      “Restricted Shares” means Shares subject to restrictions imposed pursuant to Section 6.2 of this Plan.
      “Restricted Units” means units awarded pursuant to Section 6.2(f) of this Plan.
      “Service Provider” means any individual who follows an independent trade, business or profession in which he/she provides his/her services to the Company, any present or future Parent Corporation or Subsidiary Corporation of the Company, or any 50% or more affiliate of the Company or a Parent Corporation or Subsidiary Corporation, including, without limitation, consultants, independent contractors and suppliers to the Company.
      “Share” or “Shares” means Common Stock of the Company, par value $.0001 per share, or, in the event that the outstanding Shares are hereafter changed into or exchanged for different shares or securities of the Company or some other corporation or other entity, such other shares or securities.
      “Special Committee” means any committee to which the Board or Committee may delegate the authority to grant Awards to eligible persons not described in Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
      “Stock Appreciation Right” means the right to receive the appreciation in value, or the portion of the appreciation in value, or a specified number of Shares pursuant to Section 6.4.
      “Subsidiary Corporation” shall have the meaning assigned to that term under Section 424 of the Code.
      “Total and Permanent Disability,” unless otherwise specified in the applicable Award Agreement, means the inability of an Employee, Service Provider or Outside Director to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months.
SECTION 2
The Plan
      2.1 Name. This Plan shall be known as “Online Resources Corporation 2005 Restricted Stock and Option Plan.”
      2.2 Purpose. The purpose of this Plan is to advance the interests of the Company and its stockholders by affording Employees and Service Providers of the Employer Company and Outside Directors an opportunity to acquire or increase their proprietary interest in the Company by the grant to such individuals of Awards under the terms set forth herein.
      2.3 Intention; Options.
      (a) It is intended that Options (if any) issued as Incentive Stock Options under this Plan will qualify as incentive stock options under Section 422 of the Code and the terms of this Plan shall be interpreted in accordance with such intention
      (b) It is intended that all Options issued to Service Providers and Outside Directors shall be Nonstatutory Stock Options and that any Options issued to Employees may be Nonstatutory Stock Options.

SECTION 3
Administration
      3.1 Administration. This Plan shall be administered, in the discretion of the Board from time to time, by the Board or by the Committee acting as the Administrator. The Committee shall be appointed by the Board, in a manner consistent with the Company’s By-laws, and shall consist of two (2) or more members, each of whom is an outside director (within the meaning of Code Section 162(m) and the Treasury Regulations thereunder) as well as a non-employee director (within the meaning of Rule 16(b)-3 under the Exchange Act, as amended). The Board may from time to time remove members from, or add members to, the Committee. The Board shall fill vacancies on the Committee however caused. The Board may appoint one (1) of the members of the Committee as Chairman. The Administrator shall hold meetings at such times and places as it may determine. Acts of a majority of the Administrator at which a quorum is present, or acts reduced to or approved in writing by the unanimous consent of the members of the Administrator, shall be the valid acts of the Administrator. Additionally, and notwithstanding anything to the contrary contained in this Plan, the Board or Committee may delegate to a Special Committee the authority to grant Awards and to specify the terms and conditions thereof to certain eligible persons who are not subject to the requirements of Section 16 of the Exchange Act, in accordance with guidelines approved by the Board or Committee.
      3.2 Duties. The Administrator (or the Special Committee) shall from time to time at its discretion determine the Employees, Service Providers and Outside Directors who are to be granted Awards, the terms of any Awards (which may be based on performance), and the number of Shares to be subject to Awards to be granted to each Participant. The interpretation and construction by the Administrator of any provisions of this Plan or of any Award granted thereunder shall be final. Moreover, the Administrator shall at any time be entitled to modify the vesting terms for Awards, the timing rules for exercise of Options and Stock Appreciation Rights, and any other provisions of outstanding Awards (to the extent the modification would be allowable under this Plan for a new Award), provided that the Participant shall so consent to any modification adverse to the Participant’s interests. No member of the Administrator shall be liable for any action or determination made in good faith with respect to this Plan or any Award granted hereunder.
SECTION 4
Participation
      4.1 Eligibility. The Administrator may from time to time make Awards to such persons (collectively, “Participants”; individually a “Participant”) as the Administrator (or the Special Committee) may select from among the following classes of persons, subject to the terms and conditions of Sections 4.2 and 4.3 below:
      (a) Employees of the Company;
      (b) Employees of any Employer Company;
      (c) Service Providers of the Company or any Employer Company (or any other related entity);
      (d) Outside Directors; and
      (e) Directors of the Company’s Employer Companies.
      4.2 Ten-Percent Stockholders. A Participant who beneficially owns more than ten percent (10%) of the total combined voting power of all classes of outstanding stock of the Company, as determined under Sections 422 and 424 of the Code, shall not be eligible to receive an Incentive Stock Option unless:
      (a) the Option Price of the Shares subject to such Option is at least one hundred ten percent (110%) of the Fair Market Value of such Shares on the date of grant; and
      (b) such Option by its terms is not exercisable after the expiration of five (5) years from the date of grant.

For purposes of this Section 4.3, “outstanding stock” shall include all stock actually issued and outstanding immediately after the grant of the Option to the Participant. “Outstanding stock” shall not include Shares authorized for issue under outstanding Options held by the Participant or by any other person.
SECTION 5
Shares Subject to Plan
      5.1 Shares Available for Awards. Subject to adjustment pursuant to the provisions of Section 5.2 hereof, the total number of Shares, which may be issued pursuant to all Awards, shall not exceed 3,000,000 Shares. Shares that may be issued pursuant to Awards may be either authorized and unissued Shares or issued Shares which have been reacquired by the Company. If, and to the extent, any Award shall be forfeited, expire, or terminate for any reason without having resulted in the issuance of unrestricted Shares to a Participant or a Participant’s beneficiary in the case of Restricted Shares or, without having been exercised in full in the case of Options or Stock Appreciation Rights, new Awards may be granted covering Shares originally set aside for the forfeited, expired, or terminated Award, or the unexercised portion of such expired or terminated Option or Stock Appreciation Right.
      Notwithstanding the preceding sentence, but subject to adjustments pursuant to Section 5.2 below, the number of Shares that are available for ISOs shall be determined, to the extent required under applicable tax laws, by reducing the number of Shares designated in the preceding paragraph by the number of Shares granted pursuant to Awards (whether or not Shares are issued pursuant to such Awards); provided that any Shares that are either purchased under the Plan and forfeited back to the Plan, or surrendered in payment of the exercise price for an Award shall be available for issuance pursuant to ISOs.
      5.2 Adjustments.
      (a) Stock Splits and Dividends. Subject to any required action by the Board, the number of Shares covered by this Plan as provided in Section 5.1 hereof, the number of Shares covered by each outstanding Award, and the price if any at which a Participant may purchase Restricted Shares or exercise Options or Stock Appreciation Rights shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a recapitalization, reclassification, subdivision or consolidation of Shares or the payment of a stock dividend (but only if paid in Shares), a stock split or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company.
      (b) Mergers. Subject to any required action by the Board and/or stockholders, if the Company shall merge with another corporation and the Company is the surviving corporation in such merger and under the terms of such merger the Shares outstanding immediately prior to the merger remain outstanding and unchanged, each outstanding Award shall continue to apply to the Shares subject thereto and shall also pertain and apply to any additional securities and other property, if any, to which a holder of the number of Shares subject to the Award would have been entitled as a result of the merger.
      (c) Adjustment Determination. To the extent that the foregoing adjustments relate to securities of the Company, such adjustments shall be made by the Administrator, whose determination shall be conclusive and binding on all persons. In computing any adjustment under this Section 5.2, any fractional Share which might otherwise become subject to an Award shall be eliminated.
      (d) Special Dividends. Subject to any required action by the Board, the Administrator shall be entitled to determine whether any adjustment shall be made with respect to the number of Shares covered by this Plan as provided in Section 5.1 hereof, the number of Shares covered by each outstanding Award and the Option Price for Options if the Company pays a special or extraordinary dividend.

SECTION 6
Awards
      6.1 Award Grant and Agreement.
      (a) The Administrator may from time to time, subject to the terms of this Plan, grant to any Participant one or more Awards; provided, however, that the Special Committee may from time to time grant Awards to eligible persons not described in Section 16 of the Exchange Act or serving on the Special Committee. Each Award grant shall be evidenced by a written Award Agreement, dated as of the date of grant and executed by the Company and the Participant, which Award Agreement shall set forth the number of Awards granted (or formula, that may be based on future performance or conditions, for determining the number of Shares to be issued pursuant to the Award), whether the Award is for Restricted Shares, Options, or Stock Appreciation Rights, the price if any at which a Participant may purchase Restricted Shares, the Option Price associated with Options and Stock Appreciation Rights, the Award Term, in the case of a Performance Award, in addition to the matters addressed in Section 6.5 below, the specific objectives, goals and performance criteria that further define the Award, and such other terms and conditions as may be determined appropriate by the Administrator (or the Special Committee), provided that such terms and conditions are not inconsistent with this Plan. The Award Agreement shall incorporate this Plan by reference and provide that any inconsistencies or disputes shall be resolved in favor of this Plan language.
      (b) Awards shall be made by the Administrator or Special Committee selectively among the Participants and the terms and provisions of such grants and the agreements evidencing the same (including, without limitation, the form, the amount, the timing, the terms for any purchase, the exercisability of Options and Stock Appreciation Rights, and vesting schedule of such grants) need not be uniform, whether or not the Participants are similarly situated.
      6.2 Restricted Share and Restricted Unit Awards.
      (a) Awards. The Administrator may award Restricted Shares (or Shares subject to Restricted Units pursuant to Section 6.2(f) below) to Participants, in such amounts, and subject to such terms and conditions as the Administrator shall determine in its discretion, subject to the provisions of this Plan. The Administrator shall determine the purchase price, if any, of Restricted Shares, and may issue Shares that are immediately vested and unrestricted. A Participant shall have no rights with respect to a Restricted Share Award unless the Participant accepts the Award within the time period the Administrator specifies by executing the Award Agreement prescribed by the Administrator and, if applicable, pays the purchase price for the Restricted Shares by any method that is acceptable to the Company.
      (b) Issuance of Award. The Company shall issue in the Participant’s name a certificate or certificates for the appropriate number of Shares representing the Restricted Shares upon the Participant’s execution of the applicable Award Agreement.
      (c) Plan and Regulatory Exceptions. Any certificate issued evidencing Restricted Shares shall remain in the Company’s possession until those Shares are free of restrictions, except as otherwise determined by the Administrator.
      (d) Forfeiture. If so provided in an Award Agreement, during a designated period of up to 120 days following termination of the Participant’s service with the Company for any reason or for reasons designated in the Award Agreement, the Company shall have the right to repurchase Shares to which restrictions on transferability apply, in exchange for which the Company shall repay to the Participant the lesser of the amount paid by the Participant for such Shares or the Fair Market Value of such Shares at the time of repurchase by the Company (or such other price as the Administrator shall specify in the Award Agreement).
      (e) Restricted Units. In lieu of issuing Restricted Shares to a Participant, the Administrator may in its discretion grant a Participant the right to receive Shares after certain vesting requirements are met, and shall evidence such grant in an Award Agreement that sets forth

(i) a number of Restricted Units that correspond to the number of Shares that the Participant shall be entitled to receive upon vesting,

(ii) the terms upon which the Shares subject to the Restricted Units may become vested, and

(iii) whether or not the Award is subject to the terms and conditions set forth in Sections 6.2(d) and 6.2(e), which shall be deemed to apply unless an Award Agreement expressly provides to the contrary.
As soon as practicable after vesting of a Participant’s Restricted Units, the Company shall issue to the Participant, free from the vesting restrictions, one Share for each vested Restricted Unit, unless the Award provides otherwise. No fractional shares shall be distributed, and cash shall be paid in lieu thereof. Whenever Shares are issued to a Participant pursuant to the Award of Restricted Units, the Participant shall also be entitled to receive, with respect to each Share issued, an amount equal to any cash dividends and a number of Shares equal to any stock dividends, which were declared and paid to the holders of Shares between the date of grant of the Restricted Unit and the date such Share is issued. If a Participant who has received an Award in the form of Restricted Units provides the Administrator with written notice of his or her intention to make an election under Section 83(b) of the Code with respect to the Shares subject to the Award, the Administrator may, in its discretion and subject to any terms and conditions that the Administrator may impose, exchange the Participant’s Restricted Units into Restricted Shares, on a one-for-one basis.
      6.3 Options. The Administrator may from time to time grant Options subject to the terms of this Plan, including the specified terms of this Section.
      (a) Conditions With Respect to Non-Statutory Stock Options. Certain Nonstatutory Stock Options (“Performance Grants”) shall, if the Administrator so determines in its discretion, be subject to the following conditions, which conditions shall be stated within the applicable Award Agreement:

(i) At the time of grant, the Administrator may, in its discretion, place additional restrictions on Performance Grants requiring that the Option will vest only if and when, or on an accelerated basis if and when, the Common Stock price exceeds a specific amount. Generally, Performance Grants will be subject to the same requirements described herein, unless the Administrator decides otherwise.

(ii) At the time of grant, the Administrator may, in its discretion, place additional restrictions on the Performance Grants requiring that on the exercise of such a grant an Employee will purchase Shares that will be forfeited if the Participant terminates employment within a certain number of years. Additional transferability restrictions may be imposed in connection with Performance Grants.
      (b) Conditions With Respect to Incentive Stock Options. Each Incentive Stock Option shall be subject to the following conditions, in addition to those set forth in Section 4.3, all of which conditions shall be stated within the applicable Award Agreement:

(i) To the extent that the aggregate Fair Market Value of Shares (determined as of the time an Option is granted) exercisable for the first time by a Participant during any calendar year under such Incentive Stock Option and any other Incentive Stock Option issued by the Company or any Subsidiary Corporation or Parent Corporation exceeds $100,000, such excess Incentive Stock Options shall be deemed Nonstatutory Stock Options.

(ii) In no event may any Incentive Stock Option become exercisable later than the date preceding the tenth anniversary date of the grant thereof.
Any Incentive Stock Option which does not comply with the forgoing provisions shall not be considered an Incentive Stock Option, and instead shall be considered a Nonstatutory Stock Option issued under this Plan.
      (c) Option Price. The Option Price shall be determined by the Administrator (or the Special Committee), subject to any limitations imposed by this Plan and, in any event, shall not be less than one hundred percent (100%) of the Fair Market Value of Shares on the date of grant in the case of both Incentive Stock Options and Nonstatutory Stock Options; provided that in the case of Incentive Stock Options granted to a Participant described in Section 4.3 hereof, the Option Price shall not be less than one hundred ten percent (110%) of the Fair Market Value of Shares on the date of grant.
      (d) Limitations on Exercise of Options. Notwithstanding anything contained in this Plan to the contrary:

(i) Options may not be exercised until this Plan has been approved by the stockholders as provided in Section 9.8.

(ii) Options shall be exercisable in full or in such equal or unequal installments as the Administrator shall determine; provided that if a Participant does not purchase all of the Shares which the Participant is entitled to purchase on a certain date or within an established installment period, the Participant’s right to purchase any unpurchased Shares shall continue during the Award Term (taking into account any early termination of such Award Term which may be provided for under this Plan).
      (e) Method of Exercising Options.

(i) Options shall be exercised by a written notice, delivered to the Company at its principal office located at 4795 Meadow Wood Lane, Suite 300, Chantilly, Virginia 20151 Attn: Chief Financial Officer or such other address that may be designated by the Company, specifying the number of Shares to be purchased and tendering payment in full for such Shares. Payment may be tendered in cash or by certified, bank cashier’s or teller’s check or by Shares (valued at Fair Market Value as of the date of tender) that the Participant has owned for at least six months, or some combination of the foregoing or such other form of consideration which has been approved by the Administrator, including any cashless exercise mechanism or a promissory note given by the Participant and approved by the Administrator. The right to deliver in full or partial payment of such Option Price any consideration other than cash shall be limited to such frequency as the Administrator shall determine in its sole discretion from time to time. In the event all or part of the Option Price is paid in Shares, any excess of the value of such Shares over the Option Price will be returned to the Participant as follows:

(A) any whole Share remaining in excess of the Option Price will be returned in kind, and may be represented by one or more share certificates; and

(B) any partial Shares remaining in excess of the Option Price will be returned in cash.

(ii) In the event a Participant pays all or part of the Option Price in Shares, the Administrator shall be entitled as it deems appropriate but solely in its discretion, to award to the Participant additional Options equal to the number of Shares tendered to exercise, provided such Option has an Option Price equal to Fair Market Value.
      (f) Buyout Provisions. Subject to stockholder approval for a broad-based offer and to any other approval requirements that may apply (in either case, as determined by the Administrator in its sole discretion), the Administrator may at any time offer to buy out an Option, in exchange for a payment in cash or Shares, based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made. In addition, subject to stockholder approval for a broad-based offer and to any other approval requirements that may apply (in either case, as determined by the Administrator in its sole discretion) if the Fair Market Value for Shares subject to an Option is more than 50% below their Option Price for more than 30 consecutive business days, the Administrator may unilaterally terminate and cancel the Option either (i) by paying the Participant, in cash or Shares, an amount not less than the Black-Scholes value of the vested portion of the Option or such other valuation methodology that the Administrator may adopt, or (ii) by irrevocably committing to grant a new Option, on a designated date more than six months after such termination and cancellation of such Option (but only if the Participant’s service as an Employee or Service Provider has not terminated prior to such designated date), on substantially the same terms as the cancelled Option, provided that the per Share Option Price for the new Option shall equal the per Share Fair Market Value of a Share on the date the new grant occurs.

      6.4 Stock Appreciation Rights.
      (a) Granting of Stock Appreciation Rights. In its sole discretion, the Administrator may from time to time grant Stock Appreciation Rights to Participants either in conjunction with, or independently of, any Options granted under this Plan. A Stock Appreciation Right granted in conjunction with an Option may be an alternative right wherein the exercise of the Option terminates the Stock Appreciation Right to the extent of the number of Shares purchased upon exercise of the Option and, correspondingly, the exercise of the Stock Appreciation Right terminates the Option to the extent of the number of Shares with respect to which the Stock Appreciation Right is exercised. Alternatively, a Stock Appreciation Right granted in conjunction with an Option may be an additional right wherein both the Stock Appreciation Right and the Option may be exercised. A Stock Appreciation Right may not be granted in conjunction with an Incentive Stock Option under circumstances in which the exercise of the Stock Appreciation Right affects the right to exercise the Incentive Stock Option or vice versa, unless the Stock Appreciation Right, by its terms, meets all of the following requirements:

(i) the Stock Appreciation Right will expire no later than the Incentive Stock Option;

(ii) the Stock Appreciation Right may be for no more than the difference between the Option Price of the Incentive Stock Option and the Fair Market Value of the Shares subject to the Incentive Stock Option at the time the Stock Appreciation Right is exercised;

(iii) the Stock Appreciation Right is transferable only when the Incentive Stock Option is transferable, and under the same conditions;

(iv) the Stock Appreciation Right may be exercised only when the Incentive Stock Option may be exercised; and

(v) the Stock Appreciation Right may be exercised only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Option Price of the Incentive Stock Option.
      (b) Option Price. The Option Price as to any particular Stock Appreciation Right shall not be less than the Fair Market Value of the Shares on the date of grant.
      (c) Timing of Exercise. The provisions of Section 6.4(d) regarding the period of exercisability of Options are incorporated by reference herein, and shall determine the period of exercisability of Stock Appreciation Rights.
      (d) Exercise of Stock Appreciation Rights. A Stock Appreciation Right granted hereunder shall be exercisable at such times and under such conditions as shall be permissible under the terms of this Plan and of the Award Agreement granted to a Participant, provided that a Stock Appreciation Right may not be exercised for a fractional Share. Upon exercise of a Stock Appreciation Right, the Participant shall be entitled to receive, without payment to the Company, an amount equal to the excess of (or, in the discretion of the Committee if provided in the Award Agreement, a portion of) the excess of the then aggregate Fair Market Value of the number of Shares with respect to which the Participant exercises the Stock Appreciation Right, over the aggregate Option Price of such number of optioned Shares. This amount shall be payable by the Company in Shares valued at the then Fair Market Value thereof, or any combination thereof.
      (e) Procedure for Exercising Stock Appreciation Rights. To the extent not inconsistent herewith, the provisions of Section 6.3(e) as to the procedure for exercising Options are incorporated by reference, and shall determine the procedure for exercising Stock Appreciation Rights.
      (f) Buy-out. Subject to stockholder approval for broad-based offer and any other approval requirements that may apply (in either case, as determined by the Administrator in its sole discretion), the Administrator has the same discretion to buy-out Stock Appreciation Rights as it has to take such actions with respect to Options.

      6.5 Performance Awards.
      (a) Performance Units. The Administrator may in its discretion grant Performance Units to any eligible Participant and shall evidence such grant in an Award Agreement that is delivered to the Participant which sets forth the terms and conditions of the Award. A Performance Unit is an Award (which may be a Performance Grant) which is based on the achievement of specific goals with respect to the Company or any Affiliate or individual performance of the Participant, or a combination thereof, over a specified period of time.
      (b) Performance Compensation Awards. The Administrator may, in its discretion, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” in order that such Award will constitute “qualified performance-based compensation” under Code Section 162(m), in which event the Administrator shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of Code Section 162(m). With respect to each such Performance Compensation Award, the Administrator shall establish, in writing within the time required under Code Section 162(m), a “Performance Period,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being hereinafter defined). Once established for a Performance Period, the Performance Measure(s) and Performance Formula(e) shall not be amended or otherwise modified to the extent such amendment or modification would cause the compensation payable pursuant to the Award to fail to constitute qualified performance-based compensation under Code Section 162(m).
A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award are achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Administrator shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.
      (c) Definitions.

(i) “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Administrator for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii) “Performance Measure” means one or more of the following selected by the Administrator to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index): basic, diluted, or adjusted earnings per share; sales or revenue; earnings before interest, taxes, and other adjustments (in total or on a per share basis); basic or adjusted net income; returns on equity, assets, capital, revenue or similar measure; economic value added; working capital; total stockholder return; and product development, product market share, research, licensing, litigation, human resources, information services, mergers, acquisitions, sales of assets of Affiliates or sales of business units. Each such measure shall be to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Administrator) and, if so determined by the Administrator, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii) “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Administrator may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.
      6.6 Non-Transferability.
      (a) General. Except as set forth in Section 6.6(c) below, Awards may not be sold, pledged, assigned, hypothecated, transferred, or otherwise encumbered or disposed of other than by will or by the laws of descent or distribution, and except as specifically provided in this Plan or the applicable Award Agreement. During a Participant’s lifetime, an Option or Stock Appreciation Right shall only be exercisable by the Participant. Furthermore, unless the applicable Award Agreement provides otherwise, additional Shares or other property distributed to the Participant in respect of Awards, as dividends or otherwise, shall be subject to the same restrictions applicable to such Award.
      (b) Special Rule for Beneficiaries. The designation of a beneficiary by a Participant will not constitute a transfer. In the absence of a validly designated beneficiary, a Participant’s beneficiary shall be his or her estate.
      (c) Limited Transferability Rights. To the extent specifically authorized by the Administrator in an Award Agreement or amendment thereto, any Participant may transfer Awards (other than Incentive Stock Options) either by gift to immediate family, or by instrument to an inter vivos or testamentary trust in which the Awards are to be passed, upon the death of the grantor, to beneficiaries who are immediate family (or otherwise approved by the Administrator). A permitted transfer of an Award (including but not limited to a transfer by will or by the laws of descent and distribution) shall not be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of such evidence (e.g., an executed will or trust) as the Administrator may deem necessary to establish the validity of the transfer and the acceptance by the transferee of the terms and conditions of such Award.
      6.7 Award Term. The Award Term shall be determined by the Administrator at the time of grant, subject to any limitations imposed by this Plan, but in any event shall not be more than ten years from the date such Award is granted (five years under the circumstances described in Section 4.3(b)). Awards may be subject to earlier termination as provided in this Plan.
      6.8 Withholding Tax.
      (a) In the event the Company determines that it is required to withhold income tax in connection with an Award (for instance, as a result of the exercise of an Option as a condition for the exercise thereof), the Participant may be required to make arrangements satisfactory to the Company to enable it to satisfy such withholding requirements. Payment of such withholding requirements may be made, in the discretion of the Administrator, (i) in cash, (ii) by delivery of Shares registered in the name of the Participant having a Fair Market Value at the time the Participant becomes subject to income tax equal to the amount to be withheld and that have been held by the Participant for more than six months, (iii) by the Company retaining or not issuing such number of Shares subject to the Award as have a Fair Market Value at the time the Participant becomes subject to income tax equal to the amount to be withheld or (iv) any combination of (i), (ii) and (iii) above.
      (b) The Administrator shall be entitled as it deems appropriate to make available for issuance under this Plan Shares tendered by a Participant as payment of the price for any Shares used to satisfy the Company’s withholding requirements.
      6.9 Rights in the Event of Sale, Merger or Other Reorganization. Except as expressly provided in Section 5.2 and this Section, the Participant shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price (if applicable) of Shares subject to an Award. The grant of an Award pursuant to this Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets. In any such event:
      (a) Unless otherwise provided in the Award Agreement for any given Award, except as otherwise provided in subparagraph (c), below, upon any such merger (other than a merger in which the Company is the surviving corporation as described in Section 5.2(b) and under the terms of which the shares of Common Stock outstanding immediately prior to the merger remain outstanding and unchanged), consolidation, or sale or transfer of assets, all rights of the Participant with respect to the unvested portion of any Restricted Share, Restricted Units, or the unexercised portion of any Stock Appreciation Right or Option shall become immediately vested, and any Option or Stock Appreciation Right may be exercised immediately, except to the extent that any agreement or undertaking of any party to any such merger, consolidation, or sale or transfer of assets, shall make specific provision for the assumption of the obligations of the Company with respect to this Plan and the rights of Participants with respect to Awards granted hereunder.
      (b) Unless otherwise provided in the Award Agreement for any given Award, upon any such liquidation or dissolution, all rights of the Participant with respect to the unvested portion of any Award shall wholly and completely terminate and all Awards shall be canceled at the time of any such liquidation or dissolution, except to the extent otherwise provided in subparagraph (c), below, and except to the extent that any plan pursuant to which such liquidation or dissolution is effected, shall make specific provision with respect to this Plan and the rights of Participants with respect to Awards granted hereunder.
      (c) Unless otherwise provided in any Award Agreement, upon a Change of Control (as defined herein), (i) all rights of Long Term Employees with respect to the unvested portion of any Restricted Share or Restricted Unit and the unexercised portion of any Option or Stock Appreciation Rights shall fully vest and become exercisable upon the effective date of any such Change of Control and (ii) for all other Employees who remain employed by the Company or its affiliated companies, or both, as applicable, from the date of a Change of Control to the date of the first anniversary of such Change of Control, or if prior to the first anniversary of such Change of Control, the Employee’s employment with the Company or an Affiliate is involuntarily terminated by the Company or its Affiliates, or both, as applicable, other than for Cause, each Restricted Share or Restricted Unit and the unexercised portion of any Option or Stock Appreciation Right that may be exercised and which is not subject to performance criteria, to the extent any of which is outstanding immediately prior to a Change of Control, shall (irrespective of any provision of the applicable Award Agreement providing for earlier or later vesting) become vested and earned as of the earlier of (a) the first anniversary of the Change of Control or (b) the date the Participant’s employment is terminated. Payment in respect of such awards shall be made as soon as practicable following such date. For purposes of this section, termination of an Employee’s employment with the Company for Good Reason shall be deemed a termination of employment other than for Cause. Notwithstanding the foregoing, any Long Term Employee holding any Award theretofore granted and still outstanding shall have the right immediately prior to the effective date of such Change of Control, but subject to such Change of Control, to pay the purchase or exercise price, if any, for such Award in whole or in part without regard to any installment provision that may have been made part of the terms and conditions of such Award or right; provided, that any conditions precedent to such purchase set forth in the Award Agreement, other than vesting, have occurred or been waived. In no event, however, may any Incentive Stock Option that becomes exercisable pursuant to this Section 6.9 be exercised, in whole or in part, later than the date preceding the tenth anniversary date of the grant thereof, and in no case may an Incentive Stock Option granted to a Participant described in Section 4.3 be exercised in whole or in part, later than the date preceding the fifth anniversary date of the grant thereof.
      (d) Definition of “Change in Control.” For purposes of this Plan, “Change in Control” shall be defined as:

(i) When any “person” as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof (including a “group” as defined in Section 13(d) of the Exchange Act, but excluding the Company, any Subsidiary or any employee benefit plan sponsored or maintained by the Company or any Subsidiary (including any trustee of such plan acting as trustee)), directly or indirectly, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act, as amended from time to time), of securities of the Company representing 50% or more of the combined voting power of the Company’s then outstanding securities.

(ii) The individuals who, as of January 1, 2005, constitute the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the Board; provided however, that any individual becoming a director subsequent to such date, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall, for purposes of this section, be counted as a member of the Incumbent Board in determining whether the Incumbent Board constitutes a majority of the Board.

(iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company or the acquisition of assets of another corporation (a “Business Combination”), in each case, unless, following such Business Combination:

(A) all or substantially all of the individuals and entities who were the beneficial owners of the then outstanding shares of common stock of the Company and the beneficial owners of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the then outstanding shares of common stock and the combined voting power of the then outstanding securities entitled to vote generally in the election of directors, respectively, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or indirectly or through one or more subsidiaries); and

(B) no person (excluding any employee benefit plan or related trust of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, fifty percent (50%) or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of such corporation except to the extent that such ownership existed prior to the Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
      6.10 Restricted Share and Restricted Unit Rights in the Event of Death, Total and Permanent Disability, or Termination. Unless otherwise provided in an Award Agreement for any given Restricted Share or Restricted Unit if a Participant’s employment or business relationship with or service to the Company is terminated on account of the Participant’s death, Total and Permanent Disability, retirement, or without Cause, vesting on all outstanding Restricted Share and Restricted Unit may accelerate to 100% at the discretion of the Administrator.
      6.11 Option and Stock Appreciation Right Award Rights in the Event of Death, Total and Permanent Disability, or Termination.
      (a) Rights in the Event of Death. Unless otherwise provided in the Award Agreement for any given Option or Stock Appreciation Right, if a Participant’s employment or business relationship with or service to the Employer Company or service as a member of the Board is terminated on account of death, the person or persons who shall have acquired the right, by will or the laws of descent and distribution, to exercise the Participant’s Options shall continue to have (subject to Sections 6.3(b) and 6.3(d) above) the right, for a period of at least one (1) year from the date of termination by death or such longer period (if any) as may be specified in the applicable Award Agreement, to exercise any Options which such Participant would have been entitled to exercise on the Participant’s death. At the expiration of such period any such Options or Stock Appreciation Rights which remain unexercised shall expire. Unless the Administrator provides otherwise in the Award Agreement, any Options or Stock Appreciation Rights that could not have been exercised by a Participant as of the Participant’s death may not be exercised.

      (b) Rights in the Event of Total and Permanent Disability. Unless otherwise provided in the Award Agreement for any given Option or Stock Appreciation Right, if a Participant’s employment or business relationship with or service to the Employer Company or service as a member of the Board is terminated on account of Total and Permanent Disability, the Participant shall have (subject to Sections 6.3(b) and 6.3(d) above) the right, for a period of at least one(1) year from the date of termination by disability or such longer period (if any) as may be specified in the applicable Award Agreement, to exercise any Options or Stock Appreciation Rights which such Participant would have been entitled to exercise on the date of such Participant’s Total and Permanent Disability. At the expiration of such period any such Options or Stock Appreciation Rights which remain unexercised shall expire. Unless the Administrator provides otherwise in the Award Agreement, any Options or Stock Appreciation Rights that could not have been exercised by a Participant on the date of such Participant’s Total and Permanent Disability may not be exercised.
      (c) Rights in the Event of Termination of Employment or Service. Unless otherwise provided in the Award Agreement for any given Option or Stock Appreciation Right, in the event that a Participant’s employment or business relationship with or service to the Employer Company or service as a member of the Board terminates, other than by reason of death or Total and Permanent Disability and other than due to termination for “Cause,” the Participant shall have (subject to Sections 6.3(b) and 6.3(d) above) the right, for a period of at least three (3) months from the date of such termination or such longer period (if any) as may be specified in the applicable Award Agreement, to exercise any Options or Stock Appreciation Rights which such Participant would have been entitled to exercise on the date of such Participant’s termination. At the expiration of such period any such Options which remain unexercised shall expire. Unless the Administrator provides otherwise in the Award Agreement any Options or Stock Appreciation Rights that could not have been exercised by a Participant on the date of such Participant’s termination of employment or service as a member of the Board or business relationship may not be exercised. Notwithstanding the foregoing, if the employment or service of or business relationship with a Participant is terminated for “Cause” by the Employer Company, the Company may notify the Participant that any Options not exercised prior to the termination are cancelled. For purposes of this Plan and unless the Administrator provides otherwise in the Award Agreement, a termination of service or business relationship for “Cause” shall include dismissal as a result of (1) Participant’s conviction of any crime or offense involving money or other property of the Company or its subsidiaries or which constitutes a felony in the jurisdiction involved; (2) Participant’s gross negligence, gross incompetence or willful gross misconduct in the performance of his or her duties; or (3) Participant’s willful and material failure or refusal to perform his or her duties.
SECTION 7
Shares Issued Pursuant to an Award
      7.1 Issuance of Certificates. The Company shall not be required to issue or deliver any certificate for Shares issued pursuant to any Award including upon exercise of a Stock Appreciation Right or Option, or any portion thereof, prior to fulfillment of all of the following applicable conditions:
      (a) The admission of such Shares to listing on all stock exchanges or markets on which the Shares are then listed to the extent such admission is necessary;
      (b) The completion of any registration or other qualification of such Shares under any federal or state securities laws or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Board shall in its sole discretion deem necessary or advisable, or the determination by the Board in its sole discretion that no such registration or qualification is required;
      (c) The obtaining of any approval or other clearance from any federal or state governmental agency which the Board shall, in its sole discretion, determine to be necessary or advisable; and
      (d) The lapse of such reasonable period of time which the Board or Committee may establish for reasons of administrative convenience following the date a Participant becomes entitled to receive unrestricted Shares pursuant to an Award.

      7.2 Compliance with Securities and Other Laws. In no event shall the Company be required to sell, issue or deliver Shares pursuant to Awards if in the opinion of the Company the issuance thereof would constitute a violation by either the Participant or the Company of any provision of any law or regulation of any governmental authority or any securities exchange or market. As a condition of any sale or issuance of Shares pursuant to Awards, the Company may place legends on the Shares, issue stop-transfer orders and require such agreements or undertakings from the Participant as the Company may deem necessary or advisable to assure compliance with any such law or regulation, including if the Company or its counsel deems it appropriate, representations from the Participant that the Participant is acquiring the Shares solely for investment and not with a view to distribution and that no distribution of the Shares acquired by the Participant will be made unless registered pursuant to applicable federal and state securities laws or unless, in the opinion of counsel to the Company, such registration is unnecessary.
      7.3 Requirements in the Event of a Disposition of Incentive Stock Option Shares. Any Participant, or person representing such Participant, who sells, exchanges, transfers or otherwise disposes of any Shares acquired pursuant to the exercise of an Incentive Stock Option within two (2) years following the grant of such Incentive Stock Option or within one (1) year following the actual transfer of such Shares to the Participant, shall be obligated to notify the Company in writing of the date of disposition, the number of Shares so disposed and the amount of consideration received as a result of such disposition. The Company shall have the right to take whatever reasonable action it deems appropriate against a Participant, including early termination of any Options which remain outstanding, in order to recover any additional taxes the Company incurs as a result of such Participant failure to so notify the Company.
      7.4. Legend. All certificates for Shares purchased upon the exercise of an Incentive Stock Option may bear a legend indicating that such Shares were issued pursuant to an Incentive Stock Option grant.
SECTION 8
Termination, Amendment and Modification of Plan
      8.1 Board Termination, Amendment and Modification of Plan. The Board may at any time amend or modify this Plan; provided, however, that no such action of the Board shall take effect without approval of the stockholders of the Company to the extent such approval is required by applicable law or determined by the Board to be necessary or desirable for any reason (including but not limited to the satisfaction of listing requirements on a stock exchange). Notwithstanding anything to the contrary, the Board shall be entitled to adjust the Option Price with respect to any outstanding Option or Stock Appreciation Right at any time provided that the Participant shall so consent, subject to the approval of the stockholders of the Company if the modification reduces the Option Price (except for any reduction of the Option Price pursuant to the provisions of Section 5.2 hereof).
      8.2 Plan Termination. Unless terminated earlier as provided in Section 8.1, this Plan shall terminate ten (10) years from the date this Plan is adopted by the Board and no Award shall be granted under this Plan after such expiration date. Termination of this Plan shall not alter or impair any of the rights or obligations under any Award theretofore granted under this Plan unless the Participant shall so consent.
      8.3 Effect of Termination, Amendment or Modification of Plan. Notwithstanding Sections 8.1 and 8.2, no termination, amendment or modification of this Plan shall in any manner affect any Award theretofore granted under this Plan without the written consent of the Participant or a person who shall have acquired the right to the Award by will or the laws of descent and distribution.
SECTION 9
Miscellaneous
      9.1 Non-Assignability of Awards. No Award shall be assignable or transferable by the Participant except pursuant to Section 6.6 hereof.

      9.2 Leaves of Absence. Unless the Administrator determines otherwise, the vesting of an Award granted under this Plan shall not be tolled during any unpaid leave of absence taken by a Participant.
      9.3 No Rights to Employment or Provide Service. Nothing in this Plan or in any Award granted hereunder or in any Award Agreement relating thereto shall confer upon any individual the right to continue employment with or to provide service to the Employer Company or service as a member of the Board.
      9.4 Purchase Offer. The Administrator may offer to purchase, for cash or Shares, any Award granted hereunder and such offer to purchase any Award shall be on such terms and conditions as the Administrator establishes and communicates to the Participant at the time the offer is extended to the Participant.
      9.5 Binding Effect. This Plan shall be binding upon the successors and assigns of the Company.
      9.6 Singular, Plural, Gender. Whenever used herein, except where the context clearly indicates to the contrary, nouns in the singular shall include the plural, and the masculine pronoun shall include the feminine gender.
      9.7 Headings. Headings of the Sections hereof are inserted for convenience and reference and constitute no part of this Plan.
      9.8 Effective Date; Ratification by Stockholders. The terms of this Plan shall become effective upon the approval of the stockholders of the Company, by a majority of the votes cast at a meeting held within 12 months after the date on which this Plan received Board approval. If this Plan is not duly approved by the Company’s stockholders, this Plan shall become null and void and of no force or effect.
      9.9 Rights as Stockholder. Any Participant or transferee of an Award shall have no rights as a stockholder with respect to any Shares subject to such Award prior to the date on which the Participant becomes entitled to receive unrestricted Shares or exercise Options or Stock Appreciation Rights pursuant to the Plan, as provided herein.
      9.10 Applicable Law. This Plan and the Awards granted hereunder shall be interpreted, administered and otherwise subject to the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof.
      9.11 Reports. The Company will comply with all applicable reporting and tax requirements applicable to Awards under the Code.

Appendix B
TEXT OF AMENDMENT TO CERTIFICATE OF INCORPORATION
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
ONLINE RESOURCES CORPORATION
      It is hereby certified that:

FIRST:	The name of the corporation is Online Resources Corporation (the “Corporation”).

SECOND:	The Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to increase the Common Stock of the Corporation and to eliminate the Series A Convertible Preferred Stock of the Corporation, no shares of Series A Convertible Preferred Stock being issued and outstanding.

THIRD:	The Amended and Restated Certificate of Incorporation of the Corporation, is hereby amended by striking out Article Fourth in its entirety and by substituting in lieu of the following:

“FOURTH: The total number of shares of capital stock of all classes which the company shall have authority to issue is seventy three million (73,000,000) shares of which seventy million (70,000,000) shares, of a par value of 1/100th of (one cent) per share shall be a class designated “Common Stock” and three million (3,000,000) shares of a par value of $.01 per share, shall be of a class designated Series Preferred Stock.
The Board of Directors is expressly authorized, from time to time, (1) to affix the number of shares of one or more series of Series Preferred Stock, (2) to determine the designation of any such series, (3) to determine or alter, without limitation or restriction, the rights, preferences, privileges and restrictions granted to or imposed upon any wholly unissued series of Series Preferred Stock and (4) within the limits or restrictions stated in any resolution or resolutions of the Board of Directors originally fixing the number of shares constituting any series, to increase or decrease (but not below the number of shares then outstanding) the number of shares of any such series subsequent to the issue of shares of that series.”

THIRD:	The amendment of the Certificate of Incorporation herein certified has been duly adopted in accordance with the provisions of Section 228 and Section 242 of the General Corporation Law of the State of Delaware.
      EXECUTED, effective as of this                               day of                     , 2005.

ONLINE RESOURCES CORPORATION

By:

Catherine A. Graham, Secretary

PROXY CARD

ONLINE RESOURCES CORPORATION
4795 MEADOW WOOD LANE, SUITE 300
CHANTILLY, VIRGINIA 20151

PROXY FOR
ANNUAL MEETING OF STOCKHOLDERS

MAY 4, 2005

2:00 P.M. EASTERN STANDARD TIME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement dated April 4, 2005 in connection with the Annual Meeting of Stockholders to be held on Wednesday, May 4, 2005, at 2:00 P.M. Eastern Standard Time, at the Harvard Club of New York, 27 East 44th Street, New York, NY 10036, and hereby appoints Matthew P. Lawlor and Catherine A. Graham, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all shares of the common stock of Online Resources Corporation that are registered in the name provided in this Proxy and that the undersigned is entitled to vote at the 2005 Annual Meeting of Stockholders, and at any adjournments of the meeting, with all the powers that undersigned would have if personally present at the meeting. Without limiting the general authorization given by this Proxy, the proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy.

THIS PROXY WHEN EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO
DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR PROPOSAL 1 (THE
ELECTION OF DIRECTORS) AND FOR PROPOSAL 4 (RATIFICATION OF SELECTION OF
INDEPENDENT PUBLIC ACCOUNTANTS).

IN THEIR DISCRETION THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

— FOLD AND DETACH HERE —

If you wish to vote in accordance with the Board of Directors’ recommendations, just sign on the reverse side. You need not mark any boxes. If you do mark boxes, please mark the boxes as in this example: ☑

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
LISTED NOMINEES AND “FOR” THE PROPOSALS.

1. ELECTION OF DIRECTORS (or if the nominee is not available for election, such substitute as the Board of Directors may designate):

     Proposal to elect William H. Washecka, Stephen S. Cole and Joseph J. Spalluto each as a Director of the Company.

William H. Washecka	☐ FOR	☐ WITHHOLD VOTE
Stephen S. Cole	☐ FOR	☐ WITHHOLD VOTE
Joseph J. Spalluto	☐ FOR	☐ WITHHOLD VOTE

2. Proposal to amend the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3. Proposal to approve the Company’s 2005 Restricted Stock and Option Plan.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4. Proposal to ratify the appointment of Ernst & Young LLP as the company’s independent public accountants for the Company’s year ending December 31, 2005.

☐ FOR	☐ AGAINST	☐ ABSTAIN

☐ By checking this box, I/we consent to future access and delivery of Annual Reports and Proxy Statement electronically via the Internet. I/We understand that the Company may no longer distribute printed materials to me/us for any future stockholder meetings until this consent that I/we have given is revoked. I/we understand that I/we may revoke this consent to electronic access and delivery at any time.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

Signature:	Date	_________________________________	___

Signature:	Date	_________________________________	___

PLEASE CAST YOUR VOTE AS SOON AS POSSIBLE!

YOUR VOTE IS IMPORTANT!